THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
June 30, 2001
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series
Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolio ("Portfolio(s)") for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. In addition, we have also included detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio from their respective inception dates. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust(1) (December 31, 2000 - June 30, 2001)
Managed Assets Trust........................................            (2.45)%
High Yield Bond Trust.......................................             6.84
Capital Appreciation Fund...................................           (15.58)
Money Market Portfolio......................................             2.41
U.S. Government Securities Portfolio........................             1.15
Social Awareness Stock Portfolio............................            (8.52)
Utilities Portfolio.........................................            (4.53)

                                                                MARKET      SCHEDULE OF
SUBACCOUNT                                                    COMMENTARY    INVESTMENTS
----------                                                    ----------    -----------
Managed Assets Trust........................................       2             7
High Yield Bond Trust.......................................       3            16
Capital Appreciation Fund...................................       3            24
Money Market Portfolio......................................       4            26
U.S. Government Securities Portfolio........................      37            42
Social Awareness Stock Portfolio............................      37            43
Utilities Portfolio.........................................      38            46

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")(2) fell 6.69% for the period ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(3) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds on the shorter end of the yield curve(4) experienced a rally that extended through June 2001. (Typically, as interest rates fall, the prices of existing bonds increase.) Total returns for bonds across the board were positive, with the exception of the high-yield sector, which suffered from an increase in default rates.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings preannouncements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence eroded significantly.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

---------------

(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
                                                                               1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Looking forward, we expect the economy to start to show signs of improvement once the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed income securities as well.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 2001, the Trust returned a negative 2.45%. In comparison, the Lehman Brothers Government/Corporate Bond Index(5) returned 3.51% and the S&P 500 returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

The guiding stock selection models produced mixed results in the first two quarters of 2001. Stocks rated well by these models based on rising earnings expectations and price momentum did not perform well and the valuation signals did produce good relative performance. The Trust's underperformance relative to its benchmark(6) was largely attributable to an incremental growth bias where earnings-related signals create a marginal overweight position in higher earnings growth stocks. Higher growth stocks underperformed early in 2001 as investors forced valuation multiples on such stocks lower.

Performance attribution analysis for the Trust's first quarter indicates that stock selection was unfavorable in the technology sector, modestly below benchmark in the health care and utilities technology sectors and neutral in the other sectors.

The technology sector performed poorly as the parade of earnings disappointments continued. Overweight positions in Sun Microsystems, Sanmina and Transwitch suffered in the first quarter as the steep slowdown in demand and pricing continued to lead earnings estimates lower. The Trust was helped somewhat by underweight positions in computer sciences, as the company pre-announced a negative quarter, and Yahoo, which was weak on concerns of the demise of dot.com advertising industry.

In the health care sector, the Trust was negatively impacted by our overweight position in Applera Biosystems after the company warned that its earnings would be lower on delayed shipments and weaker foreign currencies. Winners from the preceding year such as Trigon Health Care fell prey to profit-taking early in the first quarter. In the utilities sector, positions in higher growth wireless companies such as Sprint PCS and Nextel Communications underperformed as investors revised their valuations downwards in the face of a weaker economy.

During the second quarter of 2001, stock selection was favorable in the health care and consumer discretionary sectors but adverse in the financial services sector. In the health care sector, the Trust's positions in relatively stable growth companies such as Trigon Healthcare and Tenet Healthcare were rewarded with higher valuations. Johnson and Johnson acquired Alza, a research-based pharmaceuticals company that the managers had emphasized, in a stock swap towards the end of June. In the consumer discretionary sector, consumer cyclical stocks such as Best Buy, Circuit City and Tiffany moved higher on hopes of an economic recovery and helped portfolio performance.

In the financial services sector, anticipated earnings shortfalls at J.P. Morgan, Bank of New York and Knight Trading Group hurt relative performance. Citigroup, our parent company, one of the few bright lights within the sector, might have positively affected performance, however, the Trust is restricted from owning it.

The U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of earnings visibility in the intermediate term. Adhering to its disciplined approach to stock selection, the Trust's management screens their research universe of over 1,000 large-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. The managers continue to focus on this dual theme of low valuations and improving earnings outlook as the basis for stock selection.

---------------

(5) The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
(6) The Fund's benchmark is a blend of 60% S&P 500 and 40% Lehman Brothers Government/Corporate Bond Index.
 2

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust are typically invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the six months ended June 30, 2001, the Trust had a total return of 6.84%. In comparison, the Lehman Brothers Aggregate Bond Index(7) posted a total return of 3.62% for the same period. (Past performance is not indicative of future results.)

During the first half of 2001, the high yield market continued to experience heightened volatility resulting from escalating concerns over the slowing U.S. economy and disappointing corporate profits. The period was marked by rising default rates: On a rolling 12-month basis through the end of June 2001, default rates increased to roughly 7.5%, with the major credit rating agencies expecting a further increase to approximately 9.5% in the second half of 2001. Overall performance in the high-yield market was anemic, with the greatest price declines occurring in telecommunications and technology issues.

It is the view of management, however, that most of the negative events surrounding the telecommunications and technology sectors have been excessively discounted by the financial markets. They believe that a bottoming-out process is now underway that will probably take another six months to play out. At that time, management feels a sustainable recovery will occur. The most depressed sectors of high-yield, such as telecommunications and technology, could take longer, given the specific problems affecting them. (Of course, there can be no guarantee that our expectations will, in fact, materialize.)

The Fed's aggressive interest rate reductions in the first half of 2001 may serve as a catalyst for improvement. It is generally believed that a reduction in interest rates will help stimulate economic growth by reducing the cost of borrowing for consumers and corporations.

In closing, management remains focused on generating upside price performance after three difficult years, and will continue to invest in positions that they believe have the greatest upside potential. These tend to be the deeper-discount issues of better quality companies. Despite today's challenges, they remain confident of the Portfolio's ability to generate improving performance over the long term for its investors.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Portfolio") seeks growth of capital through investment in common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price. For the six months ended June 30, 2001, the Portfolio returned negative 15.58%. In comparison, the S&P 500 returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

During the first half of 2001, continued signs of economic weakness, including rising unemployment and a steady stream of profit warnings among several key companies, kept investors on the sidelines as they waited for stock valuations to reach more attractive levels. The Fed's additional interest rate cuts and strong consumer spending gave optimists hope that the economic downturn would soon end.

All eyes were on the technology sector, which continues to work through excess inventory. While the Portfolio's tech exposure is limited, the Portfolio's management continues to see opportunity in this area of the market. For example, their attraction to Microsoft is due to our belief that it is a company that continues to enhance its competitive position through innovative technology. During the period, the company's stock price received a nice boost when an order to split the company in two was overturned.

Another theme in the Portfolio is media. Consumers are increasingly looking for entertainment via movies, video on demand and the Internet -- a trend they believe is still in its infancy. As such, media and entertainment giants AOL Time Warner and Viacom boosted the Portfolio's overall returns.

Telecommunications is yet another area in which the Portfolio has invested. Unfortunately, wireless handset maker Nokia was a disappointment. The stock came under pressure as several of the company's key markets witnessed a sharp reduction in handset sales.

Management believes that the Portfolio is well positioned and will continue to employ intensive research in an attempt to uncover the market's long-term leaders.

---------------

(7) The Lehman Brothers Aggregate Bond Index is a broad based measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing the preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities that mature in one year or less. For the six months ended June 30, 2001, the Money Market Portfolio returned 2.41%.

The Portfolio invests in high-quality U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities. U.S. states and municipalities and U.S. and foreign corporate issuers. The Portfolio will invest at least 25% of its assets in obligations of domestic and foreign banks.

Please note that the investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

U.S. economic growth was anemic during the period: In each of the last two quarters, GDP has been below 1.5%. Layoffs across many sectors of the economy pushed the unemployment rate toward 4.5%--its highest level in two and a half years. In an attempt to revitalize the U.S. economy, the Fed lowered the fed funds rate on six different occasions during the period, for a total of 275 basis points. Returns on money market securities fell considerably as a result of the Fed's rate cuts. In early January 2001, one-year money market securities were yielding approximately 6.4%. At the time of this report, yields on one-year money market securities had fallen to about 4.10%.

Against the backdrop of continued weakness in the U.S. economy, inflation in the U.S. is heading lower, largely due to rising domestic slack in demand for products and services and the global economic downturn. These factors should allow the Fed to maintain an accommodative interest rate environment well into 2002, regardless of how much it reduces rates during the remainder of 2001. Any further rate reductions can be expected to place downward pressure on yields on money market funds in general.

Thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Trusts or Portfolios. Please refer to pages 7 through 26 for a list and percentage breakdown of the Trusts' or Portfolios' holdings. Also, please note that any discussion of the Trusts' or Portfolios' holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/01+              (2.45)%
    Year Ended 6/30/01                     (6.52)
    Five Years Ended 6/30/01               11.89
    Ten Years Ended 6/30/01                11.52



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/91 through 6/30/01               197.49%



    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1991, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                        --------------------   --------------------   --------------------    -----------------
6/91                                         $ 10000                $ 10000                $ 10000                $ 10000
12/91                                          11334                  11139                  10140                  11416
12/92                                          11917                  11984                  10434                  12285
12/93                                          13029                  13306                  10721                  13520
12/94                                          12736                  12838                  11008                  13698
12/95                                          16190                  15309                  11287                  16701
12/96                                          18421                  15753                  11661                  20534
12/97                                          22347                  17290                  11859                  27384
12/98                                          27139                  18927                  12050                  35253
12/99                                          30998                  18098                  12409                  42668
12/00                                          30497                  20242                  12830                  38784
6/01                                           29749                  20953                  13125                  36190

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/01+               6.84%
    Year Ended 6/30/01                      6.60
    Five Years Ended 6/30/01                8.51
    Ten Years Ended 6/30/01                10.30



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/91 through 6/30/01               166.52%


    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1991, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston Global High Yield Index is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS                             FIRST BOSTON GLOBAL
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX     HIGH YIELD INDEX
                                       ---------------------   --------------------   --------------------   -------------------
6/91                                       $ 10000.00              $ 10000.00             $ 10000.00             $ 10000.00
12/91                                        11160.00                11104.00               10140.00               12288.00
12/92                                        12629.00                11925.00               10434.00               13361.00
12/93                                        14398.00                13088.00               10721.00               15448.00
12/94                                        14216.00                12706.00               11008.00               15418.00
12/95                                        16415.00                15053.00               11287.00               18298.00
12/96                                        19049.00                15600.00               11661.00               20260.00
12/97                                        22205.00                17105.00               11859.00               22819.00
12/98                                        23660.00                18591.00               12050.00               22885.00
12/99                                        24707.00                18439.00               12409.00               23903.00
12/00                                        24945.00                20584.00               12830.00               23077.00
6/01                                         26652.00                21329.00               13125.00               24065.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/01+             (15.58)%
    Year Ended 6/30/01                    (33.38)
    Five Years Ended 6/30/01               17.76
    Ten Years Ended 6/30/01                18.00



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/91 through 6/30/01               423.59%



    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1991, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
6/91                                         $ 10000                $ 10000                $ 10000                $ 10000
12/91                                          11256                  11416                  11439                  10140
12/92                                          13237                  12285                  13544                  10434
12/93                                          15294                  13520                  16101                  10721
12/94                                          14509                  13698                   6681                  11008
12/95                                          19785                  16701                   8582                  11287
12/96                                          25366                  20534                   9998                  11661
12/97                                          31998                  27384                  12234                  11859
12/98                                          51717                  35253                  11924                  12050
12/99                                          79394                  42668                  14457                  12409
12/00                                          62024                  38784                  14020                  12830
6/01                                           52359                  36190                  14994                  13125

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 59.7%
-----------------------------------------------------------------------------------------------------
BUILDING -- 0.1%
        10,200           Centex Corp. ...............................................    $    415,650
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.2%
        25,500           Cendant Corp. (a)...........................................         497,250
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 3.7%
        18,600           Bed Bath & Beyond Inc. (a)..................................         558,000
         8,100           Best Buy Co., Inc. (a)......................................         514,512
         7,100           CDW Computer Centers, Inc. (a)..............................         281,941
        22,800           Circuit City Stores -- Circuit City Group...................         410,400
         7,127           CVS Corp. ..................................................         275,102
        17,300           The Gap, Inc. ..............................................         501,715
        52,795           Home Depot, Inc. ...........................................       2,457,607
        19,200           Kohl's Corp. (a)............................................       1,204,416
        16,900           Sears, Roebuck & Co. .......................................         715,039
        22,700           Tiffany & Co. ..............................................         822,194
        18,100           Walgreen Co. ...............................................         618,115
        75,860           Wal-Mart Stores, Inc. ......................................       3,701,968
-----------------------------------------------------------------------------------------------------
                                                                                           12,061,009
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.6%
         6,700           Adolph Coors Co., Class B Shares............................         336,206
        11,400           Alberto-Culver Co., Class B Shares..........................         479,256
        23,754           Anheuser-Busch Cos., Inc. ..................................         978,665
         5,100           Avery Dennison Corp. .......................................         260,355
        47,105           The Coca-Cola Co. ..........................................       2,119,725
        16,184           Colgate Palmolive Co. ......................................         954,694
        14,000           Federated Department Stores, Inc. (a).......................         595,000
        13,000           General Mills, Inc. ........................................         569,140
         7,700           Hershey Foods Corp. ........................................         475,167
         9,764           Kimberly-Clark Corp. .......................................         545,808
        15,600           The Kroger Co. (a)..........................................         390,000
        27,280           PepsiCo, Inc. ..............................................       1,205,776
        52,015           Philip Morris Cos. Inc. ....................................       2,639,761
        18,032           Procter & Gamble Co. .......................................       1,150,442
        17,962           Safeway Inc. (a)............................................         862,176
        34,988           SYSCO Corp. ................................................         949,924
        14,100           Tricon Global Restaurants, Inc. (a).........................         618,990
-----------------------------------------------------------------------------------------------------
                                                                                           15,131,085
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3%
        19,600           Carnival Corp. .............................................         601,720
        10,742           Clear Channel Communications, Inc. (a)......................         673,523
        25,300           Comcast Corp., Special Class A Shares (a)...................       1,098,020
         8,311           Gannett Co., Inc. ..........................................         547,695
        14,600           Harrah's Entertainment, Inc. (a)............................         515,380
         8,200           Knight-Ridder, Inc. ........................................         486,260

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3% (CONTINUED)
        10,800           The McGraw-Hill Cos., Inc. .................................    $    714,420
         5,200           Tribune Co. ................................................         208,052
        29,586           Viacom Inc., Class B Shares (a).............................       1,531,076
        36,795           The Walt Disney Co. ........................................       1,063,008
-----------------------------------------------------------------------------------------------------
                                                                                            7,439,154
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 7.6%
        38,649           American Express Co. .......................................       1,499,581
        24,176           Bank of America Corp. ......................................       1,451,285
        23,500           The Bank of New York Co., Inc. .............................       1,128,000
        33,221           Bank One Corp. .............................................       1,189,312
         8,200           Bear Stearns Cos. Inc. .....................................         483,554
         9,008           Capital One Financial Corp. ................................         540,480
        20,900           Charles Schwab Corp. .......................................         319,770
        19,952           Fannie Mae..................................................       1,698,912
        11,050           Fifth Third Bancorp.........................................         663,553
        35,623           FleetBoston Financial Corp. ................................       1,405,333
        15,750           Freddie Mac.................................................       1,102,500
        15,700           Household International, Inc. ..............................       1,047,190
        40,560           J.P. Morgan Chase & Co. ....................................       1,808,976
        17,400           Knight Trading Group, Inc. (a)..............................         186,006
        16,462           Lehman Brothers Holdings Inc. ..............................       1,279,921
        26,300           MBNA Corp. .................................................         866,585
        29,050           Merrill Lynch & Co., Inc. ..................................       1,721,213
        31,682           Morgan Stanley Dean Witter & Co. ...........................       2,034,935
        30,300           National City Corp. ........................................         932,634
         8,800           Providian Financial Corp. ..................................         520,960
        10,896           State Street Corp. .........................................         539,243
        40,300           U.S. Bancorp................................................         918,437
        35,900           Wells Fargo & Co. ..........................................       1,666,837
-----------------------------------------------------------------------------------------------------
                                                                                           25,005,217
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.5%
        17,746           Abbott Laboratories.........................................         851,985
         7,000           Allergan, Inc. .............................................         598,500
        21,813           American Home Products Corp. ...............................       1,274,752
        10,800           Baxter International Inc. (a)...............................         529,200
        11,900           Biomet, Inc. (a)............................................         571,914
        31,396           Bristol-Myers Squibb Co. ...................................       1,642,011
        17,200           Cardinal Health, Inc. ......................................       1,186,800
        14,704           Eli Lilly & Co. ............................................       1,088,096
        10,200           Forest Laboratories, Inc. (a)...............................         724,200
        18,300           HCA Inc. ...................................................         826,977
        74,730           Johnson & Johnson...........................................       3,736,500
         3,600           Medimmune, Inc. (a).........................................         169,920
        15,766           Medtronic, Inc. ............................................         725,394
        40,438           Merck & Co., Inc. ..........................................       2,584,393

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.5% (CONTINUED)
       106,891           Pfizer Inc. ................................................    $  4,280,985
        22,692           Pharmacia Corp. ............................................       1,042,697
        17,768           Schering-Plough Corp. ......................................         643,912
        14,600           Tenet Healthcare Corp. .....................................         753,214
         9,400           Trigon Healthcare, Inc. (a).................................         609,590
        12,200           UnitedHealth Group Inc. ....................................         753,350
-----------------------------------------------------------------------------------------------------
                                                                                           24,594,390
-----------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.3%
        12,500           Manpower Inc. ..............................................         373,750
        17,800           Paychex, Inc. ..............................................         712,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,085,750
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.7%
        22,300           The Allstate Corp. .........................................         980,977
         9,121           Ambac Financial Group, Inc. ................................         530,842
         8,400           American General Corp. .....................................         390,180
        40,845           American International Group, Inc. .........................       3,512,670
         9,300           The Chubb Corp. ............................................         720,099
         5,000           CIGNA Corp. ................................................         479,100
        13,800           Lincoln National Corp. .....................................         714,150
        11,450           MBIA, Inc. .................................................         637,536
        12,600           MGIC Investment Corp. ......................................         915,264
-----------------------------------------------------------------------------------------------------
                                                                                            8,880,818
-----------------------------------------------------------------------------------------------------
LODGING -- 0.2%
        14,700           Marriott International, Inc., Class A Shares................         695,898
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 1.4%
         3,600           Alcan Aluminum Ltd. ........................................         151,272
        17,640           Alcoa Inc. .................................................         695,016
         8,600           Applera Corp. -- Applied Biosystems Group...................         230,050
        13,600           Barrick Gold Corp. .........................................         206,040
        15,979           The Dow Chemical Co. .......................................         531,302
        18,122           E.I. du Pont de Nemours & Co. ..............................         874,205
         4,200           Eastman Chemical Co. .......................................         200,046
         6,684           Georgia-Pacific Group.......................................         226,253
        14,902           International Paper Co. ....................................         532,001
         5,606           The Mead Corp. .............................................         152,147
         3,000           Nucor Corp. ................................................         146,670
         4,600           Phelps Dodge Corp. .........................................         190,900
         2,900           Praxair, Inc. ..............................................         136,300
         8,200           Rohm & Haas Co. ............................................         269,780
         4,035           Weyerhaeuser Co. ...........................................         221,804
-----------------------------------------------------------------------------------------------------
                                                                                            4,763,786
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.2%
         5,700           Anadarko Petroleum Corp. ...................................         307,971
         7,300           Apache Corp. ...............................................         370,475

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.2% (CONTINUED)
         6,000           Baker Hughes Inc. ..........................................    $    201,000
         8,300           Burlington Resources Inc. ..................................         331,585
        12,184           Chevron Corp. ..............................................       1,102,652
        10,962           Conoco Inc., Class B Shares.................................         316,802
         6,000           Dynegy Inc., Class A Shares.................................         279,000
        22,788           Enron Corp. ................................................       1,116,612
        15,400           Exelon Corp. ...............................................         987,448
        63,196           Exxon Mobil Corp. ..........................................       5,520,226
         8,610           Halliburton Co. ............................................         306,516
         2,100           Kerr-McGee Corp. ...........................................         139,167
         7,400           Occidental Petroleum Corp. .................................         196,766
         4,800           Phillips Petroleum Co. .....................................         273,600
        37,734           Royal Dutch Petroleum Co. ADR...............................       2,198,760
         9,838           Schlumberger Ltd. ..........................................         517,971
         9,600           Texaco Inc. ................................................         639,360
         5,000           Tosco Corp. ................................................         220,250
         5,349           Transocean Sedco Forex Inc. ................................         220,677
        17,400           TXU Corp. ..................................................         838,506
         8,000           Unocal Corp. ...............................................         273,200
         5,000           USX-Marathon Group Inc. ....................................         147,550
        13,354           The Williams Cos., Inc. ....................................         440,014
-----------------------------------------------------------------------------------------------------
                                                                                           16,946,108
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.2%
         8,800           Agilent Technologies, Inc. (a)..............................         286,000
         4,600           Black & Decker Corp. .......................................         181,516
       181,702           General Electric Co. .......................................       8,857,973
        17,300           ITT Industries, Inc. .......................................         765,525
        13,865           Masco Corp. ................................................         346,070
         4,100           Minnesota Mining & Manufacturing Co. .......................         467,810
         8,200           PerkinElmer, Inc. ..........................................         225,746
        10,800           Parker Hannifin Corp. ......................................         458,352
        38,646           Tyco International Ltd. ....................................       2,106,207
-----------------------------------------------------------------------------------------------------
                                                                                           13,695,199
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 15.9%
        11,300           Adobe Systems Inc. .........................................         531,100
        13,700           Altera Corp. (a)............................................         397,300
        85,269           AOL Time Warner Inc. (a)....................................       4,519,257
        21,440           Amgen Inc. (a)..............................................       1,300,979
        14,526           Applied Materials, Inc. (a).................................         713,227
        17,800           Applied Micro Circuits Corp. (a)............................         306,160
         7,600           Automatic Data Processing, Inc. ............................         377,720
         3,100           Biogen, Inc. (a)............................................         168,516
        23,343           The Boeing Co. .............................................       1,297,871
         4,300           Broadcom Corp., Class A Shares (a)..........................         183,868
       136,528           Cisco Systems, Inc. (a).....................................       2,484,810
        31,082           Compaq Computer Corp. ......................................         481,460

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 15.9% (CONTINUED)
        13,200           Computer Associates International, Inc. ....................    $    475,200
         8,200           Comverse Technology, Inc. ..................................         472,484
        23,900           Corning Inc. ...............................................         399,369
        39,600           Dell Computer Corp. (a).....................................       1,027,620
        15,800           Electronic Data Systems Corp. ..............................         987,500
        34,816           EMC Corp. (a)...............................................       1,011,405
        14,600           First Data Corp. ...........................................         938,050
        12,700           Global Crossing Ltd. (a)....................................         109,728
        23,300           Hewlett-Packard Co. ........................................         666,380
        14,800           Honeywell International Inc. ...............................         517,861
       125,672           Intel Corp. ................................................       3,675,906
        31,788           International Business Machines Corp. ......................       3,592,044
        24,300           JDS Uniphase Corp. (a)......................................         309,825
        13,400           Lam Research Corp. (a)......................................         397,310
         9,000           Linear Technology Corp. ....................................         397,980
        23,300           Lockheed Martin Corp. ......................................         863,265
        44,945           Lucent Technologies Inc. ...................................         278,659
        18,500           LSI Logic Corp. ............................................         347,800
         2,800           Mercury Interactive Corp. (a)...............................         167,720
        23,200           Micron Technology, Inc. (a).................................         953,520
        94,434           Microsoft Corp. (a).........................................       6,855,908
        27,000           Motorola, Inc. .............................................         447,120
         6,200           Network Appliance, Inc. (a).................................          84,940
        34,200           Nextel Communications, Inc. (a).............................         598,500
        43,300           Nortel Networks Corp. ......................................         393,597
       118,060           Oracle Corp. (a)............................................       2,243,140
        12,700           Pitney Bowes Inc. ..........................................         534,924
        14,600           QUALCOMM Inc. (a)...........................................         853,808
        31,872           Qwest Communications International Inc. ....................       1,015,761
        20,800           Sanmina Corp. (a)...........................................         486,928
        15,400           Scientific-Atlanta, Inc. ...................................         625,240
         9,500           Siebel Systems, Inc. (a)....................................         445,550
        37,352           Sprint PCS Group (a)........................................         902,051
        80,900           Sun Microsystems, Inc. (a)..................................       1,271,748
         7,558           Tellabs, Inc. (a)...........................................         145,718
        39,868           Texas Instruments Inc. .....................................       1,255,842
        23,000           TranSwitch Corp. (a)........................................         247,250
         9,222           United Technologies Corp. ..................................         675,604
         5,900           VERITAS Software Corp. (a)..................................         392,527
        42,693           Verizon Communications Inc. ................................       2,284,076
         5,000           Xilinx, Inc. (a)............................................         206,200
-----------------------------------------------------------------------------------------------------
                                                                                           52,318,326
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
        12,200           Burlington Northern Santa Fe Corp. .........................         368,074
        28,466           Ford Motor Co. .............................................         698,840

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6% (CONTINUED)
        10,642           General Motors Corp. .......................................    $    684,813
         6,800           Union Pacific Corp. ........................................         373,388
-----------------------------------------------------------------------------------------------------
                                                                                            2,125,115
-----------------------------------------------------------------------------------------------------
UTILITIES -- 3.2%
        16,600           The AES Corp. (a)...........................................         714,630
         7,369           ALLTEL Corp. ...............................................         451,425
        61,600           AT&T Corp. .................................................       1,355,200
        27,218           BellSouth Corp. ............................................       1,096,069
        14,300           Calpine Corp. (a)...........................................         540,540
        12,300           Dominion Resources, Inc. ...................................         739,599
        13,200           Entergy Corp. ..............................................         506,748
        22,800           FirstEnergy Corp. ..........................................         733,248
        13,425           FPL Group, Inc. ............................................         808,319
         2,812           Mirant Corp. ...............................................          96,733
         7,800           The Montana Power Co. ......................................          90,480
        64,846           SBC Communications Inc. ....................................       2,597,733
         7,773           The Southern Co. ...........................................         180,722
        56,052           Worldcom, Inc. -- WorldCom Group (a)........................         838,545
-----------------------------------------------------------------------------------------------------
                                                                                           10,749,991
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $183,786,570)...................     196,404,746
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 1.2%
        10,000           CalEnergy Capital II, 6.250%................................         435,000
        11,000           Equity Office Properties Trust, 5.250%......................         533,500
        21,764           Equity Residential Properties Trust, 7.250%.................         549,323
        12,000           General Growth Properties, Inc., 7.250%.....................         307,800
         8,000           National Australia Bank Ltd., 7.875%........................         249,200
        11,000           Newell Financial Trust, 5.250%..............................         409,750
         9,000           Reckson Associates Realty Corp., 7.625%.....................         208,350
        25,000           Washington Mutual Capital, 5.375%...........................       1,334,375
-----------------------------------------------------------------------------------------------------
                                                                                            4,027,298
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         168,200
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.2%
         4,500           Tribune Co., 2.000%.........................................         534,915
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         4,000           AES Trust VII, 6.000%.......................................         224,000
         4,000           Calpine Capital Trust II, 5.500%............................         224,500
         2,000           Calpine Capital Trust II, 5.500% (c)........................         112,250
         2,000           Mirant Trust I Pfd., 6.250%.................................         144,000
-----------------------------------------------------------------------------------------------------
                                                                                              704,750
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,297,141)......       5,435,163
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 11.7%
-------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 0.3%
$ 1,000,000       BBB-       R.J. Reynolds Tobacco Holdings Inc., Company Guaranteed,
                               7.750% due 5/15/06........................................  $  1,010,000
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.5%
  5,000,000       BBB        Nationwide Health Properties, Inc., Notes, 6.900% due
                               10/1/37...................................................     4,756,250
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
  3,000,000       BBB        CSX Corp., Notes, 6.950% due 5/1/27.........................     3,052,500
-------------------------------------------------------------------------------------------------------
MEDIA -- 1.2%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     3,930,000
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 4.7%
  5,000,000       A-         British Telecom PLC, Notes, 8.625% due 12/15/30.............     5,468,750
  5,000,000       BBB+       Computer Associates International Inc., Sr. Notes, 6.375%
                               due 4/15/05...............................................     4,743,750
  5,000,000       A-         Deutsche Telekom International Finance Inc., Bonds, 8.250%
                               due 6/15/30...............................................     5,156,250
-------------------------------------------------------------------------------------------------------
                                                                                             15,368,750
-------------------------------------------------------------------------------------------------------
UTILITIES -- 3.1%
  5,000,000       AA-        BellSouth Capital Funding Corp., Debentures, 6.040% due
                               11/15/26..................................................     5,018,750
  5,000,000       A-         France Telecom, 8.500% due 3/1/31...........................     5,262,500
-------------------------------------------------------------------------------------------------------
                                                                                             10,281,250
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                               (Cost -- $38,053,983).....................................    38,398,750
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.2%
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
    600,000       A          Diamond Offshore Drilling, Inc., Sub. Notes:
                               Zero coupon due 6/6/20 (c)................................       290,250
    300,000       A            1.500% 4/15/31............................................       273,750
    350,000       BBB+       Global Marine Inc., Debentures:
                               Zero coupon due 6/23/20...................................       167,125
    300,000       BBB+         Zero coupon due 6/23/20 (c)...............................       143,250
    100,000       BB-        Hanover Compressor Co., 4.750% due 3/15/01..................       103,875
-------------------------------------------------------------------------------------------------------
                                                                                                978,250
-------------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 0.2%
    350,000       BBB+       Cox Communications, Inc., Notes 0.425% due 4/19/20..........       146,562
    150,000       BBB-       Liberty Media:
                               4.000% due 11/15/29.......................................       115,500
    100,000       BBB-         3.500% due 1/15/31........................................        80,750
  1,050,000       BBB-       Royal Carribbean, zero coupon due 2/2/21....................       385,875
-------------------------------------------------------------------------------------------------------
                                                                                                728,687
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.7%
    360,000(EUR)  A-         AXA SA, 2.500% due 1/1/14...................................       522,688
    300,000       A-         Hellenic Finance, 2.000% due 7/15/03 (c)....................       258,075
    192,000(EUR)  A-         Hellenic Finance, 2.000% due 7/15/03 (c)....................       164,782

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.7% (CONTINUED)
$   200,000       A          Hutchison Whampoa International, Notes, 2.875% due 9/15/03
                               (c).......................................................  $    190,375
  2,350,000       AA-        Merrill Lynch, zero coupon due 5/23/31......................     1,201,438
-------------------------------------------------------------------------------------------------------
                                                                                              2,337,358
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
    300,000       NR         Roche Holding AG, Notes, zero coupon due 1/19/15 (c)........       222,750
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.8%
    300,000       AA-        Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                               (c).......................................................       331,500
    300,000       BB+        Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........       240,375
    250,000       A          Lowe's Cos., zero coupon due 2/16/21........................       185,312
    200,000       BBB+       PerkinElmer, Inc., Bonds, zero coupon due 8/7/20............       103,750
                             Solectron Corp., Notes:
  2,410,000       BBB          Zero coupon due 5/8/20....................................     1,205,000
    440,000       BBB          Zero coupon due 11/20/20..................................       183,150
    700,000       BBB+       Tyco International Group, zero coupon 2/12/21...............       505,750
-------------------------------------------------------------------------------------------------------
                                                                                              2,754,837
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.0%
                             Analog Devices Inc., Notes:
    450,000       BBB          4.750% due 10/1/05........................................       413,438
    300,000       BBB          4.750% due 10/1/05 (c)....................................       275,625
    600,000       BB+        Anixter International Inc., zero coupon due 6/28/20.........       171,000
    440,000       BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............       185,900
    100,000       BB+        Commscope Inc., 4.000% due 12/15/06.........................        86,625
  2,500,000       A          Corning Inc., Bonds, zero coupon due 11/8/15................     1,409,375
    220,000       A-         ST Microelectronics NV, Notes, zero coupon due 11/16/10
                               (c).......................................................       147,675
    700,000       A+         Verizon Global, zero coupon due 5/15/21.....................       383,250
-------------------------------------------------------------------------------------------------------
                                                                                              3,072,888
-------------------------------------------------------------------------------------------------------
UTILITIES -- 0.1%
  1,200,000       BBB        El Paso Corp., zero coupon due 2/28/21......................       499,500
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $11,010,845).....    10,594,270
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,252,283
    632,060                  Willmington Trust, 9.250% due 1/2/07........................       633,040
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
                               $5,631,669)...............................................     5,885,323
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 18.0%
 22,564,920                  U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.....    24,165,450
                             U.S. Treasury Notes:
 16,401,000                    3.625% due 1/15/08........................................    16,775,107
  6,552,840                    3.625% due 4/15/28........................................     6,710,501
 55,200,000                  U.S. Treasury Strips, 0.000% due 11/15/27...................    11,582,064
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $53,269,907).....    59,233,122
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                               SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.7%
                  Federal Home Loan Mortgage Corp. (FHLMC):
$   478,531         8.000% due 9/1/04....................................................  $    495,577
      5,312         8.500% due 9/1/02....................................................         5,477
                  Federal National Mortgage Association (FNMA):
     52,146         8.500% due 3/1/05....................................................        54,038
  2,337,950         6.000% due 1/1/13 DWARF..............................................     2,304,331
    771,745         6.500% due 12/1/27...................................................       763,063
    907,504         6.000% due 3/1/28....................................................       872,339
    156,368         6.000% due 4/1/28....................................................       150,309
    127,520         5.500% due 5/1/28....................................................       118,872
    465,624         6.000% due 5/1/28....................................................       447,581
    750,889         5.500% due 6/1/28....................................................       699,964
    398,618         6.000% due 6/1/28....................................................       383,173
    392,971         6.000% due 7/1/28....................................................       377,745
  1,001,371         5.500% due 8/1/28....................................................       933,459
  1,108,919         6.000% due 8/1/28....................................................     1,065,951
                  Government National Mortgage Association (GNMA):
    122,229         7.500% due 5/15/23...................................................       125,514
    100,951         9.000% due 11/15/19..................................................       105,935
     55,977         9.500% due 1/15/20...................................................        58,934
     28,603         9.500% due 3/15/20...................................................        30,114
-------------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $9,119,070)....................     8,992,376
-------------------------------------------------------------------------------------------------------
                  SUB-TOTAL INVESTMENTS (Cost -- $306,169,185)...........................   324,943,750
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
  3,867,000       Morgan Stanley Dean Witter & Co., 3.900% due 7/2/01; Proceeds at
                    maturity -- $3,868,257; (Fully collateralized by U.S. Treasury Notes,
                    15.750% due 11/15/01; Market value -- $3,949,082)                         3,867,000
                    (Cost -- $3,867,000).................................................
-------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $310,036,185**).....................  $328,810,750
-------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an (*) which are rated by Moody's
     Investors Service, Inc.
(c) Security is exempt from registration under Rule 144 of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviation used in this schedule:
     ------------------------------------------------------------
     EUR - Euro

     See page 23 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 74.5%
--------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - EQUIPMENT -- 0.5%
$   200,000   B          BE Aerospace Inc., Sr. Sub. Notes, 8.875% due 5/1/11........  $   199,000
--------------------------------------------------------------------------------------------------
APPLIANCES -- 0.4%
    175,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (b)........      179,375
--------------------------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 0.3%
    150,000   BBB-       Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due
                           6/1/03....................................................      145,500
--------------------------------------------------------------------------------------------------
AUTO/TRUCK PARTS AND EQUIPMENT - ORIGINAL -- 2.5%
    375,000   B-         Advance Stores Co., Inc., Company Guaranteed, Series B,
                           10.250% due 4/15/08.......................................      367,500
    100,000   B          Collins & Aikman Products, Company Guaranteed, 11.500% due
                           4/15/06...................................................       95,000
    175,000   B-         Eagle-Picher Industries, Company Guaranteed, 9.3750% due
                           3/1/08....................................................      118,563
                         Hayes Lemmerz International Inc., Company Guaranteed:
    225,000   B-           11.875% due 6/15/06.......................................      219,375
    325,000   B-           9.125% due 7/15/07........................................      247,000
     35,000   BB+        Navistar Financial Corp., Sr. Sub. Notes, 9.000% due
                           6/1/02....................................................       34,956
--------------------------------------------------------------------------------------------------
                                                                                         1,082,394
--------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 1.6%
    400,000   BB-        KB Home Inc., Sr. Sub. Notes, 9.500% due 2/15/01............      404,000
    300,000   B+         Schuler Homes, Sr. Notes, 9.375% due 7/15/09 (b)............      301,500
--------------------------------------------------------------------------------------------------
                                                                                           705,500
--------------------------------------------------------------------------------------------------
CASINO HOTELS -- 9.4%
    300,000   B-         Alliance Gaming Corp., Company Guaranteed, 10.000% due
                           8/1/07....................................................      298,500
    200,000   BB         Felcon Lodging LP, Notes, 9.500% due 9/15/08................      202,000
    300,000   BB         HMH Properties, Company Guaranteed, 7.875% due 8/1/05.......      295,500
    400,000   BB+        Harrahs Operating Co. Inc., Company Guaranteed, 7.875% due
                           12/15/05..................................................      407,500
    250,000   BB         Host Marriott LP, Company Guaranteed, Series G, 9.250% due
                           10/1/07...................................................      252,500
     75,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................       72,937
                         Mandalay Resort Group,:
    200,000   BB+          Sr. Notes, 9.500% due 8/1/08..............................      210,250
    100,000   BB-          Sr. Sub. Notes, Series B, 6.750% due 7/15/03..............       97,500
    250,000   BB-          Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............      263,125
    125,000   BB-        Meristar Hospitality Corp., Sr. Notes, 9.000% due 1/15/08...      126,563
    400,000   BB+        MGM Mirage Inc., Company Guaranteed, 8.375% due 2/1/11......      404,500
                         Park Place Entertainment, Sr. Sub Notes:
    425,000   BB+          7.875% due 12/15/05.......................................      427,125
    150,000   BB+          8.875% due 9/15/08........................................      154,500
                         Prime Hospitality Corp.:
     50,000   BB           First Mortgage, 9.250% due 1/15/06........................       50,750
    425,000   B+           Sr. Sub. Notes, Series B, 9.750% due 4/1/07...............      435,625
                         Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                           Guaranteed:
    200,000   B-           12.250% due 11/15/04......................................      215,000
    150,000   CCC+         Step bond to yield 14.250% due 11/15/05...................      159,000
--------------------------------------------------------------------------------------------------
                                                                                         4,072,875
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CHEMICALS -- 2.8%
                         Georgia Gulf Corp.:
$   250,000   BB-          Company Guaranteed, 10.325% due 11/1/07...................  $   256,250
     50,000   BBB-         Notes, 7.625% due 11/15/05................................       50,063
     50,000   B          Huntsman Chemicals Inc., Company Guaranteed, 10.125% due
                           7/1/09....................................................       49,500
    125,000   BB-        ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/02............      125,938
                         Lyondell Chemical Co.:
    350,000   BB           Secured Notes, Series B, 9.875% due 5/1/07................      348,250
    250,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      246,250
    100,000   BBB-       Millennium America Inc., Sr. Notes, 9.250% due 6/15/08......      100,000
     75,000   CCC+       United Industries Corp., Sr. Sub. Notes, 9.875% due
                           4/1/09....................................................       61,125
--------------------------------------------------------------------------------------------------
                                                                                         1,237,376
--------------------------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.3%
    175,000   CCC+       Comdisco Inc., Sr. Notes, 9.500% due 8/15/03................      138,250
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - MISCELLANEOUS -- 0.2%
    100,000   CCC+       Remington Product Co. LLC, Sr. Sub. Notes, Series B, 11.000%
                           due 5/15/06...............................................       97,625
--------------------------------------------------------------------------------------------------
CONTAINERS - PAPER/ PLASTIC -- 1.3%
    350,000   B          Four M Corp., Sr. Notes, Series B, 12.000% due 6/1/06.......      344,750
                         Stone Container Corp., Sr. Notes:
    150,000   B            9.250% due 2/1/08 (b).....................................      153,188
     75,000   B            9.750% due 2/1/11 (b).....................................       76,875
--------------------------------------------------------------------------------------------------
                                                                                           574,813
--------------------------------------------------------------------------------------------------
COSMETICS/TOILETRIES -- 0.2%
    100,000   B          American Tissue Inc., Company Guaranteed, 12.500% due
                           7/15/06...................................................       92,500
--------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
    150,000   B-         Blount Inc., Company Guaranteed, 7.000% due 6/15/01.........      112,875
    100,000   B-         Prestolite Electric Inc., Company Guaranteed, 9.625% due
                           2/1/08....................................................       75,500
    150,000   B          SCG Holding & Semiconductor Co., Company Guaranteed, 12.000%
                           due 8/1/09................................................       90,750
--------------------------------------------------------------------------------------------------
                                                                                           279,125
--------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.6%
    250,000   BB-        Flextronics International Ltd., Sr. Sub. Notes, Series B,
                           8.750% due 10/15/07.......................................      242,500
--------------------------------------------------------------------------------------------------
ENERGY -- 0.9%
    250,000   BBB-       Tuscon Electric Power Co., Collateral Trust, Series B,
                           7.500% due 8/1/08.........................................      244,375
    135,000   BBB-       PSE&G Energy Holdings, Inc., Sr. Notes, 10.000% due
                           10/1/09...................................................      145,463
--------------------------------------------------------------------------------------------------
                                                                                           389,838
--------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 0.5%
    350,000   B-         Archibald Candy Corp., Company Guaranteed, 10.250% due
                           7/1/04....................................................      224,000
--------------------------------------------------------------------------------------------------
FOOD - MEAT PRODUCTS -- 0.5%
    200,000   BB         Premium Standard Farms Inc., Sr. Notes, 9.250% due 6/15/11
                           (b).......................................................      198,500
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FOOD - WHOLESALE/DISTRIBUTION -- 2.9%
$   350,000   CCC+       Aurora Food Inc., Sr. Notes, 8.750% due 7/1/08..............  $   299,250
                         Fleming Cos. Inc.:
    150,000   B            Company Guaranteed, 10.500% due 12/1/04...................      153,750
    375,000   B+           Sr. Notes, 10.125% due 4/1/08 (b).........................      386,250
    125,000   CCC+       New World Pasta Co., Company Guaranteed, 9.250% due
                           2/15/09...................................................       79,375
    325,000   B          Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......      316,875
--------------------------------------------------------------------------------------------------
                                                                                         1,235,500
--------------------------------------------------------------------------------------------------
FORESTRY -- 1.0%
    225,000   B+         Millar Western Forest Products, Sr. Notes, 9.875% due
                           5/15/08...................................................      211,500
    150,000   BB+        Tembec Industries Inc., Company Guaranteed, 8.500% due
                           2/1/11....................................................      153,750
--------------------------------------------------------------------------------------------------
                                                                                           365,250
--------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 1.6%
    525,000   B          Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                           4/15/09...................................................      482,344
    200,000   BB-        Station Casinos, Inc., Sr. Notes, 8.375% due 2/15/08 (b)....      201,750
--------------------------------------------------------------------------------------------------
                                                                                           684,094
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.3%
                         HCA Inc., Notes:
    350,000   BB+          7.000% due 7/1/07.........................................      340,375
    200,000   BB+          8.750% due 9/1/10.........................................      212,500
    325,000   BB+        HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08......      351,406
                         Magellan Health Services:
     75,000   B+           Sr. Notes, 9.375% due 2/15/08 (b).........................       76,594
    250,000   B-           Sr. Sub. Notes, 9.000% due 2/15/08........................      236,875
    225,000   BB+        Tenet Healthcare Corp., Sr. Notes, 8.625% due 12/1/03.......      232,031
--------------------------------------------------------------------------------------------------
                                                                                         1,449,781
--------------------------------------------------------------------------------------------------
HOUSING -- 1.0%
    250,000   B-         Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due
                           5/1/09....................................................      226,250
    225,000   BB-        Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                           4/1/08....................................................      226,688
--------------------------------------------------------------------------------------------------
                                                                                           452,938
--------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 0.4%
                         Viasystems Group, Inc., Sr. Sub. Notes:
    300,000   B-           9.750% due 6/1/07.........................................      148,500
     50,000   B-           Series B, 9.750% due 6/1/07...............................       24,750
--------------------------------------------------------------------------------------------------
                                                                                           173,250
--------------------------------------------------------------------------------------------------
MACHINERY -- 0.8%
    350,000   BB         AGCO Corp., Sr. Sub. Notes, 9.500% due 5/1/08 (b)...........      339,500
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.4%
    150,000   B+         American Axle & Manufacturing Holdings, Inc., Company
                           Guaranteed, 9.750% due 3/1/09.............................      151,500
    475,000   B          BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      425,000
    114,000   B-         Cherokee International LLC, Sr. Sub. Notes, Series B,
                           10.500% due 5/1/09........................................       86,640

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.4% (CONTINUED)
$   150,000   CCC+       Foamex LP, Company Guaranteed, 13.500% due 8/15/05..........  $   119,250
    275,000   B-         Transdigm Inc., Company Guaranteed, 10.375% due 12/1/08.....      270,875
--------------------------------------------------------------------------------------------------
                                                                                         1,053,265
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 7.5%
                         Adelphia Communications Corp., Sr. Notes, Series B:
    100,000   B2*          8.125% due 7/15/03........................................       99,000
    550,000   B+           8.375% due 2/1/08.........................................      506,000
    350,000   CCC-       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      316,750
     50,900   NR         AMFM Inc., Debentures, 12.625% due 10/31/06.................       56,117
    250,000   BBB-       Chancellor Media Corp., Company Guaranteed, 8.000% due
                           11/1/08...................................................      260,000
    525,000   B+         Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      517,125
    375,000   B3*        Paxson Communication Corp., Sr. Sub. Notes, 11.625% due
                           10/1/02...................................................      380,625
    500,000   CCC+       Pegasus Media & Communications Corp., Sr. Sub. Notes, Series
                           B, 12.500% due 7/1/05.....................................      500,000
    300,000   B          Telewest Communications PLC, Debentures, step bond to yield
                           11.000% due 10/1/07.......................................      254,250
    350,000   B-         T/SF Communications Corp., Company Guaranteed, Series B,
                           10.375% due 11/1/07.......................................      338,625
--------------------------------------------------------------------------------------------------
                                                                                         3,228,492
--------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 0.7%
    375,000   CCC+       Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........      315,000
--------------------------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.2%
                         Allied Waste North American Co., Company Guaranteed, Series
                           B:
    400,000   BB-          8.875% due 4/1/08.........................................      412,500
    100,000   B+           10.000% due 8/1/09........................................      103,250
--------------------------------------------------------------------------------------------------
                                                                                           515,750
--------------------------------------------------------------------------------------------------
OIL AND GAS DRILLING -- 4.3%
    225,000   CCC-       Belden & Blake Corp., Company Guaranteed, Series B, 9.875%
                           due 6/15/07...............................................      184,500
                         Cross Timbers Oil Co., Sr. Sub. Notes, Series B:
     50,000   B+           9.250% due 4/1/07.........................................       52,000
    275,000   B+           8.750% due 11/1/09........................................      282,563
    325,000   BB-        Key Energy Services Inc., Sr. Notes, Series B, 8.325% due
                           3/1/08....................................................      329,875
    300,000   BB         Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....      331,500
    200,000   B-         Range Resourses Corp., Company Guaranteed, 8.750% due
                           1/15/07...................................................      194,000
    250,000   BB-        Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........      257,500
    250,000   BB-        Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due 5/15/11
                           (b).......................................................      243,750
--------------------------------------------------------------------------------------------------
                                                                                         1,875,688
--------------------------------------------------------------------------------------------------
PRINTING - COMMERCIAL -- 0.8%
    200,000   B          Cadmus Comm Corp., Company Guaranteed, 9.750% due 6/1/09....      188,000
    200,000   B-         Phoenix Color Corp., Company Guaranteed, 10.375% due
                           2/1/09....................................................      163,000
--------------------------------------------------------------------------------------------------
                                                                                           351,000
--------------------------------------------------------------------------------------------------
PAPER AND RELATED PRODUCTS -- 0.1%
    100,000   B          Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04........       62,000
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PUBLISHING - PERIODICALS -- 0.7%
$   300,000   BB-        Primedia Inc., Sr. Notes, 8.875% due 5/15/11 (b)............  $   279,000
--------------------------------------------------------------------------------------------------
RADIO -- 1.2%
    175,000   CCC+       Cumulus Media Inc., Company Guaranteed, 10.375% due
                           7/1/08....................................................      175,000
    200,000   B-         Radio One Inc., Sr. Sub. Notes, 8.875% due 7/1/11 (b).......      201,000
    175,000   B-         Spanish Broadcasting Systems, Company Guaranteed, 9.625% due
                           11/1/09...................................................      163,625
--------------------------------------------------------------------------------------------------
                                                                                           539,625
--------------------------------------------------------------------------------------------------
RETAIL -- 3.8%
    525,000   B          Advance Glassfiber Yarn Inc., Sr. Sub. Notes, 9.875% due
                           1/15/09...................................................      448,875
    325,000   CCC+       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                           10/15/07..................................................      277,875
                         JC Penny Co. Inc.:
    200,000   BBB-         Debentures, 6.900% due 8/15/26............................      192,750
    100,000   BBB-         Debentures, 7.400% due 4/1/37.............................       91,875
    150,000   BBB-         Notes, 7.250% due 4/1/02..................................      150,000
    100,000   BBB-         Notes, 7.600% due 4/1/07..................................       93,625
    100,000   BBB-         Notes, Series MTNA, 6.500% due 6/15/02....................       99,375
    200,000   BB-        Levi Strauss & Co., Notes, 6.800% due 11/1/03...............      179,000
    150,000   BB+        Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........      137,250
--------------------------------------------------------------------------------------------------
                                                                                         1,670,625
--------------------------------------------------------------------------------------------------
RETAIL - DRUG STORE -- 0.7%
    375,000   B-         Rite Aid Corp., Notes, 7.125% due 1/15/07...................      315,000
--------------------------------------------------------------------------------------------------
RETAIL - RESTAURANTS -- 0.7%
    300,000   BB         Tricon Global Restaurants, Sr. Notes, 8.875% due 4/15/11....      309,000
--------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.8%
    350,000   BB-        Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      330,750
--------------------------------------------------------------------------------------------------
SERVICES -- 2.5%
    325,000   B-         Advance Holding Corp., Debentures, Series B, step bond to
                           yield 12.875% due 4/15/09.................................      232,375
    450,000   B+         AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........      470,250
    424,896   Caa3*      FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                           7/15/04...................................................       53,112
    125,000   BB+        Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05.........      129,688
    225,000   B-         Williams Scotsman, Inc., Company Guaranteed, 9.875% due
                           6/1/07....................................................      214,875
--------------------------------------------------------------------------------------------------
                                                                                         1,100,300
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.8%
    325,000   B          American Cellular Corp., Sr. Sub. Notes, 9.500% due
                           10/15/09..................................................      307,125
    199,000   B-         Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................      185,070
    950,000   B+         Charter Communications Holdings LLC, Sr. Discount Notes,
                           step bond to yield 9.920% due 4/1/11......................      627,500
                         Classic Cable Inc., Company Guaranteed:
    125,000   CC           10.500% due 3/1/10........................................       36,875
    275,000   CC           Series B, 9.375% due 8/1/09...............................       81,125
    425,000   B          Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      427,125
    200,000   BB         Global Grossing Holdings Ltd., Company Guaranteed, 9.500%
                           due 11/15/09..............................................      157,500
    275,000   CCC        Horizon PCS Inc., Units, step bond to yield 14.000% due
                           10/1/10...................................................      108,625
    100,000   CCC+       Level 3 Communications, Inc., Sr. Notes, 9.125% due
                           5/1/08....................................................       42,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.8% (CONTINUED)
$   100,000   BB+        Lucent Technologies, Inc., Notes, 7.250% due 7/15/06........  $    75,000
                         McLeodUSA Inc., Sr. Notes:
    175,000   B+           11.375% due 1/1/09........................................      111,125
    200,000   B+           11.500% due 5/1/09........................................      123,000
    475,000   B+         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................      458,375
    925,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      735,375
    375,000   B3*        Tritel PCS Inc., Company Guaranteed, 10.375% due 1/15/11....      345,000
--------------------------------------------------------------------------------------------------
                                                                                         3,820,820
--------------------------------------------------------------------------------------------------
TELEVISION -- 0.9%
    100,000   B+         Frontiervision Holdings LP, Sr. Discount Notes, step bond to
                           yield 11.875% due 9/15/07.................................      103,000
                         Lin Television Corp.:
    200,000   B-           Company Guaranteed, 8.375% due 3/1/08.....................      189,000
    150,000   B-           Sr. Discount Notes, step bond to yield 10.000% due 3/1/08
                              (b)....................................................      108,750
--------------------------------------------------------------------------------------------------
                                                                                           400,750
--------------------------------------------------------------------------------------------------
TEXTILES -- 2.2%
    325,000   B+         Avondale Mills, Inc., Company Guaranteed, 10.250% due
                           5/1/06....................................................      308,750
    225,000   B-         Supreme International Corp., Company Guaranteed, Series B,
                           12.250% due 4/1/06........................................      214,875
    450,000   B-         Tropical Sportswear International Corp., Company Guaranteed,
                           Series A, 11.000% due 6/15/08.............................      416,250
--------------------------------------------------------------------------------------------------
                                                                                           939,875
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
    575,000   B          Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............      451,375
    250,000   B-         Pacer International, Inc., Company Guaranteed, 11.750% due
                           6/1/07....................................................      242,619
--------------------------------------------------------------------------------------------------
                                                                                           693,994
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $32,983,395).......   32,360,418
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.4%
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
    225,000   B          MascoTech, Inc., 4.500% due 12/15/03 (Cost -- $177,158).....      183,375
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.2%
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.2%
      9,494              Viasystems Group, Inc., Series B, 8.000% (c)................       71,210
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
        275              Broadwing Communications, Corp., 12.500%....................      272,938
      3,000              Global Crossing Holding Ltd., 10.500%.......................      173,250
--------------------------------------------------------------------------------------------------
                                                                                           446,188
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $716,075)....................      517,398
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
        275              Horizon PCS Inc., Expires 10/1/10 (b) (c)...................  $     5,466
        125              Jostens Inc., Expires 5/1/10 (c)............................        1,891
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,559).............................        7,357
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $33,884,187).................   33,068,548
--------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.9%
$10,350,000              CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                           maturity -- $10,353,416; (Fully collateralized by U.S.
                           Treasury Notes, 6.500% due 8/31/01; Market
                           value -- $10,557,526) (Cost -- $10,350,000)...............   10,350,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $44,234,187**)...........  $43,418,548
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an astrerisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S     BONDS & NOTES
-------------------------------------------------
   BBB                Baa             5.1%
    BB                Ba             29.9
    B                  B             55.4
   CCC                Caa             9.0
    CC                Ca              0.4
    NR                NR              0.2
-------------------------------------------------
                                    100.0%
-------------------------------------------------

    See page 23 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 72.5%
-------------------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 3.2%
     660,740   Microsoft Corp. (a).........................................  $   47,969,724
-------------------------------------------------------------------------------------------
BEVERAGE -- 2.7%
     920,370   Coca-Cola Co. ..............................................      41,416,650
-------------------------------------------------------------------------------------------
COMPUTERS -- 8.6%
     506,125   Sun Microsystems, Inc. .....................................       7,956,285
   1,083,510   EMC Corp. ..................................................      31,475,966
   1,367,945   VERITAS Software Corp. (a)..................................      91,009,381
-------------------------------------------------------------------------------------------
                                                                                130,441,632
-------------------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.4%
     292,205   America Movil S.A. de C.V. .................................       6,095,396
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 5.6%
   1,754,487   General Electric Co. .......................................      85,531,241
-------------------------------------------------------------------------------------------
ELECTRIC -- 0.8%
     309,700   Calpine Corp. (a) ..........................................      11,706,660
-------------------------------------------------------------------------------------------
ELECTRONICS -- 3.6%
   1,404,745   Flextronics International Ltd. (a) .........................      36,677,892
     800,000   Sanmina Corp. (a) ..........................................      18,728,000
-------------------------------------------------------------------------------------------
                                                                                 55,405,892
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc. (a).............................              67
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.0%
   2,171,760   Charles Schwab Corp. .......................................      33,227,928
     435,910   Goldman Sachs Group, Inc. ..................................      37,401,078
     606,255   Merrill Lynch & Co., Inc. ..................................      35,920,609
-------------------------------------------------------------------------------------------
                                                                                106,549,615
-------------------------------------------------------------------------------------------
INSURANCE -- 3.0%
     532,786   American International Group, Inc. .........................      45,819,628
-------------------------------------------------------------------------------------------
MEDIA -- 18.0%
   4,207,102   AOL Time Warner Inc. (a)....................................     222,976,406
     970,380   Viacom Inc., Class B Shares.................................      50,217,165
-------------------------------------------------------------------------------------------
                                                                                273,193,571
-------------------------------------------------------------------------------------------
OIL AND GAS -- 5.7%
      71,420   Anadarko Petroleum Corp. ...................................       3,858,823
     268,640   BP PLC, Sponsored ADR.......................................      13,391,704
     385,175   Royal Dutch Petroleum Co. ..................................      22,444,147
     541,395   Exxon Mobil Corp. ..........................................      47,290,853
-------------------------------------------------------------------------------------------
                                                                                 86,985,527
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.2%
     789,615   Pfizer, Inc. ...............................................  $   31,624,081
     250,000   Cardinal Health, Inc. ......................................      17,250,000
-------------------------------------------------------------------------------------------
                                                                                 48,874,081
-------------------------------------------------------------------------------------------
PIPELINES -- 2.9%
     907,950   Enron Corp. ................................................      44,489,550
-------------------------------------------------------------------------------------------
RETAIL -- 1.9%
     630,097   The Home Depot, Inc. .......................................      29,331,039
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.9%
      74,475   CIENA Corp. (a).............................................       2,830,050
   2,956,160   Nokia Oyj, Sponsored ADR....................................      65,153,766
     680,200   Qwest Communications International Inc. ....................      21,677,974
-------------------------------------------------------------------------------------------
                                                                                 89,661,790
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $914,444,052)...................   1,103,472,063
-------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 13.1%
$200,000,000   Federal Home Loan Mortgage Corp. (FHLMC), Discount Note,
                 3.940% due 7/2/01 (Cost -- $199,951,532)..................     199,951,532
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $1,114,395,584)..............   1,303,423,595
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 14.4%
$ 58,376,000   J.P. Morgan Chase & Co., 3.600% due 7/2/01; Proceeds at
                 maturity -- $58,393,513; (Fully collateralized by US.
                 Treasury Notes, 10.750% due 8/15/05; Market value --
                 $59,546,856)..............................................      58,376,000
 160,000,000   Morgan Stanley Dean Witter & Co., 3.900% due 7/2/01;
                 Proceeds at maturity -- $160,052,000; (Fully
                 collateralized by US. Treasury Notes, 8.750% due 5/15/20;
                 Market value -- $163,205,618).............................     160,000,000
-------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $218,376,000)..........     218,376,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,332,771,584**)........  $1,521,799,595
-------------------------------------------------------------------------------------------

(a) Non-income producing security.

**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MONEY MARKET PORTFOLIO

   FACE                                                                      ANNUALIZED
  AMOUNT                                SECURITY                               YIELD         VALUE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.0%
$   820,000   Abbey National N.A. matures 9/17/01.........................     3.59%      $  8,137,035
  4,000,000   Air Liquide US LLC matures 7/10/01..........................      3.96         3,996,480
  9,000,000   American Express Credit Corp. matures 7/5/01................      3.97         8,997,030
  9,000,000   Asset Securitization matures 7/6/01.........................      3.98         8,996,020
  4,500,000   Bleuridfe Asset Funding Corp. matures 7/5/01................      4.70         4,498,238
  7,500,000   Boeing Capital Corp. matures 7/13/01........................      3.87         7,491,132
  8,000,000   CitiGroup Holdings Inc. matures 8/3/01......................      3.85         7,972,623
  9,000,000   Coca-Cola Corp. matures 7/30/01.............................      3.67         8,974,310
  9,000,000   DE FDG Corp. matures 7/25/01................................      3.71         8,978,668
 10,000,000   Emerald CTF Program mature 7/16/01 to 8/2/01................  3.94 to 3.88     9,975,632
  9,000,000   Emerson Electronic Co. matures 7/12/01......................      3.97         8,990,075
  9,000,000   Ford Motor Credit Corp. matures 8/10/01.....................      3.62         8,964,706
 10,000,000   General Electric Capital Corp. matures 7/31/01..............      3.74         9,969,873
  5,000,000   General Motos Accept. Corp. matures 12/17/01................      4.08         5,004,439
  8,000,000   Goldman Sachs matures 7/18/01...............................      4.17         7,985,174
 10,000,000   Halliburton Co. matures 8/20/01.............................      3.89         9,947,052
  7,000,000   Lehman Brothers Holdings Inc. matures 7/19/01...............      4.65         6,984,629
  9,000,000   Marsh & McLennan Co. Inc. mature 8/8/01 to 12/3/01..........  3.72 to 3.79     8,904,851
  5,000,000   McDonald's Corp. matures 3/7/02.............................      4.81         5,000,000
  5,000,000   Merck & Co. Inc. matures 2/22/02............................      5.10         5,000,000
  5,000,000   Merrill Lynch & Co. matures 9/13/01.........................      4.13         5,000,244
  7,000,000   National Rural Utilities Coop Corp. matures 7/10/01.........      4.00         6,993,777
  9,000,000   New Castle Corp. matures 7/23/01............................      3.85         8,979,787
  9,000,000   Preferred Receivable Funding matures 7/19/01................      3.89         8,983,552
  9,000,000   Sheffield Receivable matures 7/27/01........................      3.78         8,976,376
  9,000,000   Texaco Inc. matures 8/15/01.................................      3.67         8,959,630
  9,000,000   Toyota Motor Credit Corp. matures 7/27/01...................      3.67         8,977,063
 12,000,000   Verizon Global Funding mature 7/2/01 to 8/7/01..............  3.65 to 3.85    11,967,150
 10,000,000   Windmill Funding Corp. matures 7/2/01.......................      4.00        10,000,000
------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $233,605,546**)..........                $233,605,546
------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $306,169,185   $33,884,187   $1,114,395,584   $233,605,546
  Repurchase agreements, at cost.................     3,867,000    10,350,000      218,376,000             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $324,943,750   $33,068,548   $1,303,423,595   $233,605,546
  Repurchase agreements, at value................     3,867,000    10,350,000      218,376,000             --
  Cash...........................................       272,189        21,530           65,678         61,218
  Dividends and interest receivable..............     1,175,977       877,491          255,877        209,400
  Receivable for securities sold.................            --       411,639        1,961,797             --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   330,258,916    44,729,208    1,524,082,947    233,876,164
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............       498,000       520,533               --             --
  Investment advisory fees payable...............       132,337        17,350          922,747         61,128
  Administration fees payable....................        15,880         2,161           73,343         12,021
  Dividends payable..............................            --            --               --        234,637
  Accrued expenses...............................        66,631        35,453          186,419         25,652
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................       712,848       575,497        1,182,509        333,438
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $329,546,068   $44,153,711   $1,522,900,438   $233,542,726
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $278,231,812   $43,624,479   $1,417,145,750   $233,542,726
  Undistributed net investment income............    13,006,834     4,661,284       16,884,516             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    19,533,856    (3,316,413)    (100,160,459)            --
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies..........    18,773,566      (815,639)     189,030,631             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $329,546,068   $44,153,711   $1,522,900,438   $233,542,726
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    18,835,859     4,711,034       21,996,932    233,542,726
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $17.50         $9.37           $69.23          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  4,318,080   $ 1,958,884   $  14,029,682   $5,271,368
  Dividends.........................................     1,156,158        32,938       2,951,729           --
  Less: Foreign withholding tax.....................        (5,043)           --        (168,289)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     5,469,195     1,991,822      16,813,122    5,271,368
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)..................       835,143        99,976       6,079,574      334,270
  Administration fee (Note 3).......................       100,217        11,997         486,366       62,036
  Audit and legal...................................        14,204        10,431          27,955        9,067
  Custody...........................................        11,985         5,010          43,223        7,759
  Shareholder communications........................        10,228         1,600          77,712        8,146
  Shareholder and system servicing fees.............         7,358         7,966           7,792        8,428
  Pricing service fees..............................         2,959         4,685              --           --
  Trustees' fees....................................         1,973         2,004           1,973        2,546
  Registration fees.................................            --            --          28,246          140
  Other.............................................           972           630           6,858        2,001
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................       985,039       144,299       6,759,699      434,393
  Less: Expense reimbursement.......................            --            --              --      (21,796)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................       985,039       144,299       6,759,699      412,597
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     4,484,156     1,847,523      10,053,423    4,858,771
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4
AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................     1,480,010    (1,053,361)    (58,545,086)       2,787
     Futures contracts..............................      (805,783)           --              --           --
     Foreign currency transactions..................        27,943        (9,315)             --           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................       702,170    (1,062,676)    (58,545,086)       2,787
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) From:
     Security transactions..........................   (13,750,591)    1,611,274    (234,078,010)          --
     Foreign currency transactions..................          (999)       21,891          (2,965)          --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)....................................   (13,751,590)    1,633,165    (234,080,975)          --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................   (13,049,420)      570,489    (292,626,061)       2,787
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $ (8,565,264)  $ 2,418,012   $(282,572,638)  $4,861,558
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  4,484,156   $ 1,847,523   $   10,053,423   $   4,858,771
  Net realized gain (loss)......................       702,170    (1,062,676)     (58,545,086)          2,787
  Change in net unrealized appreciation
     (depreciation).............................   (13,751,590)    1,633,165     (234,080,975)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (8,565,264)    2,418,012     (282,572,638)      4,861,558
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................            --            --               --      (4,861,558)
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................            --            --               --      (4,861,558)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............     7,175,257    11,021,487       86,848,187     683,323,335
  Net asset value of shares issued for
     reinvestment of dividends..................            --            --               --       4,872,301
  Cost of shares reacquired.....................   (11,897,851)   (3,963,538)     (78,817,509)   (601,769,985)
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.........................    (4,722,594)    7,057,949        8,030,678      86,425,651
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   (13,287,858)    9,475,961     (274,541,960)     86,425,651
NET ASSETS:
  Beginning of period...........................   342,833,926    34,677,750    1,797,442,398     147,117,075
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................  $329,546,068   $44,153,711   $1,522,900,438   $ 233,542,726
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................   $13,006,834    $4,661,284      $16,884,516              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  8,531,653   $ 2,784,811   $    6,428,956   $   7,250,728
  Net realized gain (loss)......................    18,611,361      (920,676)     (31,138,192)         (1,418)
  Change in net unrealized appreciation
     (depreciation).............................   (33,025,421)   (1,612,588)    (482,637,257)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (5,882,407)      251,547     (507,346,493)      7,249,310
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (6,657,915)   (2,577,225)        (753,754)     (7,249,310)
  Net realized gains............................   (40,976,346)           --      (76,132,705)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,459)     (7,249,310)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..............    28,254,932     9,771,762      460,465,288     936,232,989
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,459       7,258,897
  Cost of shares reacquired.....................   (18,976,553)   (5,662,151)     (70,837,568)   (916,344,695)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    56,912,640     6,686,836      466,514,179      27,147,191
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     3,395,972     4,361,158     (117,718,773)     27,147,191
NET ASSETS:
  Beginning of year.............................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $342,833,926   $34,677,750   $1,797,442,398   $ 147,117,075
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $8,531,235    $2,823,838       $6,831,093              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $47,677 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.25% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-adviser, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, Travelers Insurance reimbursed expenses of $21,796 for MMP.

     For the six months ended June 30, 2001, Salomon Smith Barney Inc. and its affiliates received no brokerage commissions.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $82,245,813   $26,280,718   $563,435,829
------------------------------------------------------------------------------------------------------
Sales.......................................................   78,827,062    23,251,448    309,458,113
------------------------------------------------------------------------------------------------------

     At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH          CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 39,509,662   $  777,712    $ 296,898,128
Gross unrealized depreciation...............................   (20,735,097)  (1,593,351)    (107,870,117)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 18,774,565     (815,639)     189,028,011
--------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Funds did not hold any futures contracts.

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Funds did not hold any purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, the Funds did not hold any TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, HYBT, CAF and MMP had, for Federal income tax purposes, approximately $1,854,000, $41,615,000 and $1,358, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                  FUND                      2001      2002       2004     2005   2006     2007        2008
--------------------------------------------------------------------------------------------------------------
High Yield Bond Trust...................  $134,500   $37,500   $343,000    --      --   $142,000   $ 1,197,000
Capital Appreciation Fund...............        --        --         --    --      --         --    41,615,000
Money Market Portfolio..................        --        --         --   $72    $215        256           815
--------------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001     DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         404,030          1,445,154
Shares issued on reinvestment...............................              --          2,556,858
Shares reacquired...........................................        (679,053)          (964,060)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        (275,023)         3,037,952
--------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................       1,181,185          1,076,429
Shares issued on reinvestment...............................              --            292,866
Shares reacquired...........................................        (423,924)          (616,716)
--------------------------------------------------------------------------------------------------
Net Increase................................................         757,261            752,579
--------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       1,165,394          4,294,198
Shares issued on reinvestment...............................              --            739,364
Shares reacquired...........................................      (1,086,383)          (718,555)
--------------------------------------------------------------------------------------------------
Net Increase................................................          79,011          4,315,007
--------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     683,323,335        936,232,989
Shares issued on reinvestment...............................       4,872,301          7,258,897
Shares reacquired...........................................    (601,769,985)      (916,344,695)
--------------------------------------------------------------------------------------------------
Net Increase................................................      86,425,651         27,147,191
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         MANAGED ASSETS TRUST           2001(1)     2000(2)      1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $17.94      $21.12     $19.99     $17.65     $14.98     $15.50
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............      0.24        0.48       0.39       0.41       0.48       0.46
  Net realized and unrealized gain
     (loss)...........................     (0.68)      (0.71)      2.30       3.27       2.70       1.50
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (0.44)      (0.23)      2.69       3.68       3.18       1.96
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income...............        --       (0.41)     (0.39)     (0.47)     (0.12)     (0.89)
  Net realized gains..................        --       (2.54)     (1.17)     (0.87)     (0.39)     (1.59)
--------------------------------------------------------------------------------------------------------
Total Distributions...................        --       (2.95)     (1.56)     (1.34)     (0.51)     (2.48)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $17.50      $17.94     $21.12     $19.99     $17.65     $14.98
--------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (2.45)%++    (1.62)%    14.22%    21.44%     21.31%     13.78%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....  $329,546    $342,834   $339,438   $276,182   $223,870   $188,610
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................      0.60%+      0.59%      0.60%      0.60%      0.63%      0.58%
  Net investment income...............      2.72+       2.47       2.17       2.30       2.91       3.51
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        24%         56%        51%        74%        90%       108%
--------------------------------------------------------------------------------------------------------

        HIGH YIELD BOND TRUST           2001(1)(2)    2000(2)      1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $8.77        $9.47      $9.85      $9.89      $8.49      $9.00
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............       0.43         0.79       0.81       0.77       0.76       0.91
  Net realized and unrealized gain
     (loss)...........................       0.17        (0.70)     (0.38)     (0.13)      0.65       0.41
----------------------------------------------------------------------------------------------------------
Total Income From Operations..........       0.60         0.09       0.43       0.64       1.41       1.32
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income...............         --        (0.79)     (0.81)     (0.68)     (0.01)     (1.83)
----------------------------------------------------------------------------------------------------------
Total Distributions...................         --        (0.79)     (0.81)     (0.68)     (0.01)     (1.83)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........      $9.37        $8.77      $9.47      $9.85      $9.89      $8.49
----------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       6.84%++      0.97%      4.42%      6.56%     16.56%     16.05%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....    $44,154      $34,678    $30,317    $28,088    $25,272    $17,291
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................       0.73%+       0.83%      0.81%      0.82%      0.84%      0.97%
  Net investment income...............       9.31+        8.74       8.85       8.42       9.04      11.01
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         68%          80%       112%       147%       137%        84%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    CAPITAL APPRECIATION FUND      2001(1)           2000            1999            1998              1997          1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $82.01         $108.80          $72.74          $46.32          $36.72          $33.18
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........      0.46            0.29            0.04            0.06            0.19            0.23
  Net realized and unrealized
     gain (loss).................    (13.24)         (23.29)          38.08           28.07            9.41            8.49
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.....................    (12.78)         (23.00)          38.12           28.13            9.60            8.72
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........        --           (0.04)          (0.07)          (0.18)             --           (0.41)
  Net realized gains.............        --           (3.75)          (1.99)          (1.53)          (0.00)*         (4.77)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions..............        --           (3.79)          (2.06)          (1.71)          (0.00)*         (5.18)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...    $69.23          $82.01         $108.80          $72.74          $46.32          $36.72
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................    (15.58)%++      (21.88)%         53.52%          61.63%          26.14%          28.21%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (MILLIONS).....................    $1,523          $1,797          $1,915            $891            $408            $224
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................      0.85%+          0.83%           0.83%           0.85%           0.84%           0.83%
  Net investment income..........      1.26+           0.30            0.07            0.18            0.54            0.69
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........        29%             30%             37%             53%             89%             84%
---------------------------------------------------------------------------------------------------------------------------

     MONEY MARKET PORTFOLIO        2001(1)           2000            1999            1998              1997          1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................     $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income(4).........     0.024           0.060           0.049           0.049           0.049          0.0412
Distributions from net investment
  income.........................    (0.024)         (0.060)         (0.049)         (0.049)         (0.049)        (0.0412)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...     $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................      2.41%++         6.18%           4.96%           5.08%           5.03%           4.20%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)........................  $233,543        $147,117        $119,970         $42,069         $13,494          $3,543
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).................      0.40%+          0.40%           0.37%           0.65%           0.57%           0.78%
  Net investment income..........      4.75+           6.04            4.96            5.37            5.03            3.72
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Travelers Insurance reimbursed Money Market Portfolio for $21,796, $47,023, $85,612, $31,300 and $43,376 in expenses for the six months ended June 30, 2001, the years ended December 31, 2000, 1999, 1997, and 1996, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000**, $0.000**, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.42%, 0.44%, 0.50%, 1.39% and 1.71%, respectively.

(5) For the six months ended June 30, 2001, the years ended December 31, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

 ** Amount represents less than $0.001 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to invest in securities of the highest credit ratings that have high levels of current income and the potential for above average total returns. The assets of the Portfolio will be invested in direct obligations of the U.S., its agencies and instrumentalities. For the six months ended June 30, 2001, the Portfolio returned 1.15%. In comparison, the Lehman Brothers Government Bond Index(1) returned 2.27% for the same period. (Past performance is not indicative of future results.)

During the first half of 2001, the Fed aggressively lowered short-term interest rates in an effort to address continued deterioration in corporate earnings and other signs of a slowing U.S. economy. In response to the Fed's rate cuts, bonds across the yield curve experienced a rally that extended through June 2001. In the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total return performers. Yields on two-year Treasury notes remained unchanged at approximately 4.22%, while yields on 30-year Treasury bonds increased from about 5.49% to 5.75%. (Changes in the price of fixed income securities are inversely related to changes in interest rates.) It is the belief of Portfolio management, that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

Looking forward, the Fed's 25 basis point rate cut in the last week of June 2001 represented a notable departure from its five preceding 50-basis-point cuts, possibly signaling the tail end of the easing cycle. Some recent encouraging economic signs supporting this view include positive housing and auto sector statistics, continued strength in consumer spending, and growth in the U.S. money supply.

As good as the case for an economic rebound is, however, it remains speculative. Forecasts of corporate earnings continue to edge lower, unemployment claims are creeping higher, consumer confidence is on the decline and core capital goods orders(2) appear to be falling at a 25% annual rate, suggesting that the slowing pace of business investment will remain a significant drag on the economy for the second half of 2001. The Portfolio's management team believes the Fed will most likely continue to lower rates, albeit at a slower pace. They expect to see at least one more rate reduction in the second half of 2001. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed income securities.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments -- primarily common stocks -- that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently exclude companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, military defense related services or gambling services. For the six months ended June 30, 2001, the Portfolio returned negative 8.52%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(3) returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

Early in 2001, management began shifting the Portfolio's holdings toward growth(4) stocks as opportunities presented themselves, while being careful not to completely abandon the value(5) stocks that contributed to the Portfolio's performance over the past year. They expect to continue to pursue this shift as we see signs that an economic recovery is underway. The shift toward growth stocks detracted from the Portfolio's performance relative to the S&P 500, as value stocks outperformed growth stocks for most of the period.

They have increased the Portfolio's weighting in technology stocks such as Dell Computer Corp., Intel Corp., Microsoft Corp. and Oracle Corporation as they expect these franchise technology names to perform well as the economy recovers and corporations start to spend on technology again. They also increased our weighting in healthcare stocks such as Medtronic Inc. and Pfizer Inc. Both companies are high quality growth companies that have sold off significantly, presenting potentially excellent long-term investment opportunities.

---------------

(1) The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
(2)  Includes non-defense goods, net of aircraft and parts.
(3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(4) Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
(5) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

As portfolio managers specializing in large-cap companies, they will seek companies whose management quality, business strategy and environmental culture will position them to potentially generate sustainable growth over the long term. In addition to traditional fundamental analysis of these companies, they will continue to draw on studies and data from the companies themselves, government agencies and regulatory authorities, as well as leading environmental, human rights and consumer interest organizations. Management believes the integration of fundamental and environmental data will not only add value to our assessment of risk and return potential, but also help ensure that the holdings added to the Portfolio are consistent with the investors' guidelines.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in the equity and debt securities of companies in the utility industry. For the six months ended June 30, 2001, the Portfolio returned negative 4.53%. In comparison, the S&P 500 returned negative 6.69% for the same period. In a difficult market for both utilities stocks and bonds, the Portfolio continued to generate competitive performance.

Investor uncertainty regarding the state of the economy has been fueled by conflicting economic data and speculation that the Fed's interest rate cuts may not be enough to prevent the U.S. from slipping into a prolonged recession. Given the volatility that this type of uncertainty creates, it is important for investors to be forward looking in determining the appropriate investment strategy. By remaining focused on our long-term outlook for the economy, the Portfolio's management team views periods of increased volatility and declining stock prices as opportunities to buy attractive companies at bargain prices.

After a positive performance in 2000, investors sold utility stocks during the period due to concerns about this year's milder summer weather and potential negative effects from the energy crisis in California. More traditional utilities contributed to the Portfolio's performance, offsetting the negative results from telecommunications companies, independent power producers and energy merchant companies. After a brief rally in the first quarter of 2001, questions still linger in many investors minds about the profitability of many telecommunications companies. Management believes it will take some time to resolve the excess capacity issues confronting certain segments of the telecommunications sector, and therefore sold XO Communications Inc. during the period. They also took advantage of the stock market sell-off to increase the Portfolio's positions in AES Corp., Enron Corp., El Paso Corp. and Mirant Corp. They believe that these are excellent companies that are playing major roles in the transformation of the electric utility industry in the U.S. and around the world.

Management expects utility stocks to start to perform better once the California issue is resolved. The California energy crisis seems to have become a heated political issue that has escalated further than necessary. They have started to see progress, however, towards its resolution. An eventual resolution should lift the cloud overhanging the utilities sector.

Looking forward, management expects that news regarding corporate earnings could become worse before getting better. But while economic indicators continue to be mixed, there are clearly signs of improvement. Lower interest rates, slowly declining energy prices and tax rebates are starting to work together to benefit the economy. Due largely to lower mortgage rates, sales of both new and existing homes remain strong. Consumer confidence is starting to increase after dropping to its lowest level in four years. Reflecting this improved confidence, retail sales have bounced back from their April lows. In the manufacturing sector, durable goods orders rose across the board in May 2001, and the National Association of Purchasing Manager Index, a proxy for manufacturers' sentiment, hit its highest level since November 2000. Unemployment continues to deteriorate, but at a slower pace and with recent signs of stabilization. Finally, the Index of Leading Economic Indicators has started to turn more positive.

The U.S. economy is large, and so it takes time to turn it around. Trends such as these may indicate that a turnaround has started. As the economy starts to improve, corporate profits are likely to rebound. In the opinion of management, the rebound may be stronger than the Wall Street consensus currently predicts, as cost-cutting measures by companies will boost earnings leverage on any increase in sales. In addition to an improving economic environment, stocks still look attractively priced relative to bonds and investors' cash levels remain high by historical standards. At the same time, yields on money market fund returns are falling. This suggests that there may be a great deal of equity purchasing power potentially available to support stock prices. (Of course there can be no guarantee that these expectations will, in fact, come true.) The managers believe these indicators bode well for the stock market going forward.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 42 through 47 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/01+              1.15%
    Year Ended 6/30/01                    10.16
    Five Years Ended 6/30/01               7.91
    1/24/92* through 6/30/01               7.26



               CUMULATIVE TOTAL RETURN
               -----------------------
    1/24/92* through 6/30/01              93.75%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[SECURITIES PORTFOLIO LINE GRAPH]

                                               U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS
                                                       PORTFOLIO              GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
                                               --------------------------     ---------------------       --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14071                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
12/99                                                    16724                        16411                       12220
12/00                                                    19155                        18584                       12635
6/30/01                                                  19375                        19006                       12925

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/01+             (8.52)%
    Year Ended 6/30/01                    (7.81)
    Five Years Ended 6/30/01              14.34
    5/1/92* through 6/30/01               13.75



               CUMULATIVE TOTAL RETURN
               -----------------------
    5/1/92* through 6/30/01              225.58%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[STOCK PORTFOLIO LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK       STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX               CONSUMER PRICE INDEX
                                                 ----------------------       ---------------------       --------------------
5/1/92                                                    10000                       10000                       10000
12/92                                                     10950                       10673                       10157
12/93                                                     11777                       11745                       10436
12/94                                                     11461                       11900                       10716
12/95                                                     15285                       14509                       10988
12/96                                                     18339                       17838                       11353
12/97                                                     23343                       23789                       11545
12/98                                                     30875                       30626                       11731
12/99                                                     35765                       37067                       12080
12/00                                                     35590                       33693                       12490
6/30/01                                                   32558                       31439                       12778

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/01+             (4.53)%
    Year Ended 6/30/01                    11.62
    Five Years Ended 6/30/01              13.31
    2/4/94* through 6/30/01               13.60



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 6/30/01              156.99%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[UTILITIES PORTFOLIO LINE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO                INDEX               CONSUMER PRICE INDEX
                                                   -------------------        ---------------------       --------------------
2/4/94                                                    10000                       10000                       10000
12/94                                                     10170                       10072                       10205
12/95                                                     13149                       13852                       10464
12/96                                                     14638                       17031                       10811
12/97                                                     18340                       22712                       10995
12/98                                                     21680                       29240                       11171
12/99                                                     21662                       35390                       11504
12/00                                                     26917                       32168                       11895
6/30/01                                                   25699                       30016                       12168

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 28.0%
              U.S. Treasury Bonds:
$ 2,000,000     12.000% due 8/15/13 (a)...................................  $  2,769,520
  2,000,000     8.750% due 5/15/20........................................     2,643,520
  6,000,000     7.250% due 8/15/22........................................     6,958,740
  4,000,000     7.625% due 11/15/22.......................................     4,825,440
  7,000,000     7.125% due 2/15/23........................................     8,026,760
  1,000,000     6.875% due 8/15/25........................................     1,123,330
 15,000,000   U.S. FICO Strips, zero coupon due 8/3/18....................     4,840,050
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $31,402,186).....    31,187,360
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 52.3%
  3,000,000   Federal Home Loan Bank Certificates, 5.705% due 3/2/09
                (a).......................................................     2,948,820
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
  2,160,656     8.500% due 6/15/21........................................     2,255,173
  3,186,000     7.500% due 10/1/30........................................     3,252,683
  5,000,000     7.000% due 7/1/31 (b).....................................     5,026,550
  4,995,982     6.500% due 5/1/31.........................................     4,927,287
 20,000,000   Federal National Mortgage Association Bank Certificates,
                zero coupon due 10/9/19...................................     5,967,000
              Federal National Mortgage Association (FNMA) Certificates:
  3,248,676     6.000% due 4/1/16.........................................     3,200,953
  6,844,234     5.500% due 6/1/16+........................................     6,613,242
  2,315,236     6.500% due 12/1/27........................................     2,289,190
  5,911,856     7.500% due 11/1/29+.......................................     6,062,353
              Government National Mortgage Association (GNMA)
                Certificates:
  1,129,922     9.000% due 9/15/09+.......................................     1,185,706
    433,877     8.500% due 7/15/18+.......................................       453,402
  6,816,712     7.500% due 10/15/30+......................................     6,997,764
  2,077,445     7.000% due 12/15/30+......................................     2,098,220
  5,000,000   Tennessee Valley Authority Debentures, 6.750% due 11/1/25...     5,118,750
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $58,364,424)........    58,397,093
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.1%
  2,573,772   FHLMC Series 2276, Class ZA, 7.000% due 1/15/31.............     2,470,131
  5,000,000   FNMA Series 2000-46, Class PB, 7.500% due 3/25/29...........     5,068,329
  6,899,242   GNMA Series 1994-4, Class ZB, 6.000% due 2/20/29............     6,001,875
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $13,690,820).....................................    13,540,335
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
  8,470,000   CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                maturity -- $8,472,793; (Fully collateralized by U.S.
                Treasury Notes, 6.500% due 8/31/01; Market
                value -- $8,639,654) (Cost -- $8,470,000).................     8,470,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $111,927,430**)..........  $111,594,788
----------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for "to-be-announced" trades.
(b) Security is traded on a "to-be-announced" basis (See Note 7).
 +  Date shown represents the last in range of maturity dates.
**  Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
--------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.7%
    24,985   Ford Motor Co. .............................................  $   613,382
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 6.9%
    19,900   Air Products & Chemicals, Inc. .............................      910,425
    56,500   Alcoa Inc. .................................................    2,226,100
    24,900   E. I. du Pont de Nemours & Co. .............................    1,201,176
    28,200   Engelhard Corp. ............................................      727,278
    18,000   Praxair, Inc. ..............................................      846,000
--------------------------------------------------------------------------------------
                                                                             5,910,979
--------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.0%
    26,423   Anixter International Inc. (a)..............................      811,186
     1,047   Visteon Corp. ..............................................       19,244
--------------------------------------------------------------------------------------
                                                                               830,430
--------------------------------------------------------------------------------------
COMMUNICATION -- 5.0%
     7,000   Amdocs Ltd. (a).............................................      376,950
    31,100   AOL Time Warner Inc. (a)....................................    1,648,300
    17,100   AT&T Wireless Group.........................................      279,585
     8,875   Avici Systems Inc. (a)......................................       76,059
       350   Inrange Technologies Corp., Class B Shares (a)..............        5,373
    17,800   JDS Uniphase Corp. (a)......................................      226,950
     9,700   Nortel Networks Corp. ......................................       88,173
    21,750   Time Warner Telecom Inc., Class A Shares (a)................      729,060
     9,025   TyCom, Ltd. (a).............................................      155,230
     9,000   Univision Communications Inc., Class A Shares (a)...........      385,020
    29,524   Williams Communications Group, Inc. (a).....................       87,096
       614   WorldCom, Inc. -- MCI Group (a).............................        9,885
    15,364   WorldCom, Inc. -- WorldCom Group (a)........................      229,845
--------------------------------------------------------------------------------------
                                                                             4,297,526
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 18.1%
    34,900   Black & Decker Corp. .......................................    1,377,154
    13,200   Convergys Corp. (a).........................................      399,300
    25,000   The Gap, Inc. ..............................................      725,000
    47,300   Home Depot, Inc. ...........................................    2,201,815
     6,500   Illinois Tool Works Inc. ...................................      411,450
    32,217   Kaufman & Broad Home Corp. .................................      971,987
    20,821   Koninklijke Philips Electronics NV ADR......................      550,299
    24,000   Liz Claiborne, Inc. ........................................    1,210,800
    21,600   Lowe's Cos., Inc. ..........................................    1,567,080
    38,300   Reader's Digest Association, Inc. ..........................    1,101,125
     4,000   SPX Corp. (a)...............................................      500,720
    10,900   The Stanley Works...........................................      456,492
    16,739   Tribune Co. ................................................      669,727

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 18.1% (CONTINUED)
    37,700   Tyco International Ltd. ....................................  $ 2,054,650
    25,300   Wal-Mart Stores, Inc. ......................................    1,234,640
--------------------------------------------------------------------------------------
                                                                            15,432,239
--------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.7%
     8,200   Eli Lilly & Co. ............................................      606,800
--------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.5%
    41,550   Brinker International, Inc. (a).............................    1,074,067
    23,600   Kimberly-Clark Corp. .......................................    1,319,240
    52,700   The Kroger Co. (a)..........................................    1,317,500
    56,500   Sara Lee Corp. .............................................    1,070,110
    58,100   SYSCO Corp. ................................................    1,577,415
    34,700   Wendy's International, Inc. ................................      886,238
--------------------------------------------------------------------------------------
                                                                             7,244,570
--------------------------------------------------------------------------------------
ENERGY -- 5.4%
    12,200   Active Power, Inc. (a)......................................      203,496
    14,300   Anadarko Petroleum Corp. ...................................      772,629
    38,026   BP Amoco PLC ADR............................................    1,895,596
    11,800   Capstone Turbine Corp. (a)..................................      265,382
    24,800   Royal Dutch Petroleum Co. ADR...............................    1,445,096
--------------------------------------------------------------------------------------
                                                                             4,582,199
--------------------------------------------------------------------------------------
FINANCIALS -- 13.6%
    10,000   AMBAC Financial Group, Inc. ................................      582,000
    32,900   American Express Co. .......................................    1,276,520
    14,860   American International Group, Inc. .........................    1,277,960
    25,500   Bank of New York Co., Inc. .................................    1,224,000
    31,500   Bank One Corp. .............................................    1,127,700
     7,100   Freddie Mac.................................................      497,000
     9,315   Hartford Financial Services Group, Inc. ....................      637,146
    38,650   JP Morgan Chase & Co. ......................................    1,723,790
    40,000   KeyCorp.....................................................    1,042,000
     6,831   Marsh & Mclennan Cos., Inc. ................................      689,931
     9,900   PNC Financial Services Group................................      651,321
     9,200   St. Paul Cos., Inc. ........................................      466,348
     4,000   XL Capital Ltd., Class A Shares.............................      328,400
--------------------------------------------------------------------------------------
                                                                            11,524,116
--------------------------------------------------------------------------------------
HEALTHCARE -- 9.6%
    24,500   Amgen Inc. (a)..............................................    1,486,660
     8,400   C.R. Bard, Inc. ............................................      478,380
    29,000   Johnson & Johnson...........................................    1,450,000
    18,400   Medtronic, Inc. ............................................      846,584
    18,300   Merck & Co., Inc. ..........................................    1,169,553
    12,000   Pfizer Inc. ................................................      480,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
HEALTHCARE -- 9.6% (CONTINUED)
    14,150   Schering-Plough Corp. ......................................  $   512,796
     3,200   Sepracor Inc. (a)...........................................      127,360
    31,200   Tenet Healthcare Corp. (a)..................................    1,609,608
--------------------------------------------------------------------------------------
                                                                             8,161,541
--------------------------------------------------------------------------------------
TECHNOLOGY -- 15.9%
    25,100   Automatic Data Processing, Inc. ............................    1,247,470
    63,700   Cisco Systems, Inc. (a).....................................    1,159,340
    34,000   Compaq Computer Corp. ......................................      526,660
    18,500   Computer Associates International, Inc. ....................      666,000
    20,000   Dell Computer Corp. (a).....................................      519,000
    18,300   Electronic Data Systems Corp. ..............................    1,143,750
    48,400   EMC Corp. (a)...............................................    1,406,020
       700   Infineon Technologies AG ADR................................       16,415
    27,700   Intel Corp. ................................................      810,225
    24,600   International Business Machines Corp. ......................    2,779,800
     3,711   McData Corp., Class A Shares (a)............................       65,128
     9,900   Microsoft Corp. (a).........................................      718,740
    64,900   Oracle Corp. (a)............................................    1,233,100
    39,900   Solectron Corp. (a).........................................      730,170
    31,700   Sun Microsystems, Inc. (a)..................................      498,324
--------------------------------------------------------------------------------------
                                                                            13,520,142
--------------------------------------------------------------------------------------
TRANSPORTATION -- 2.4%
    45,230   Southwest Airlines Co. .....................................      836,303
    20,200   United Parcel Service, Inc., Class B Shares.................    1,167,560
--------------------------------------------------------------------------------------
                                                                             2,003,863
--------------------------------------------------------------------------------------
UTILITIES -- 7.2%
    37,100   The AES Corp. (a)...........................................    1,597,155
    19,983   El Paso Corp. ..............................................    1,049,907
    21,200   Enron Corp. ................................................    1,038,800
    35,800   Mirant Corp. (a)............................................    1,231,520
    35,900   The Williams Cos., Inc. ....................................    1,182,905
--------------------------------------------------------------------------------------
                                                                             6,100,287
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $69,031,742)....................   80,828,074
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
$4,219,000   CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
               maturity -- $4,220,392; (Fully collateralized by U.S.
               Treasury Notes, 6.500% due 8/30/01; Market
               value -- $4,303,418) (Cost -- $4,219,000).................    4,219,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $73,250,742**)...........  $85,047,074
--------------------------------------------------------------------------------------

(a) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 90.2%
--------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 59.8%
    12,600   Active Power, Inc. (a)......................................  $   210,168
    36,000   AES Corp. (a)...............................................    1,549,800
    20,000   Allegheny Energy, Inc. .....................................      965,000
    10,000   Arch Coal Inc. .............................................      258,700
    60,000   Calpine Corp. (a)...........................................    2,268,000
    10,000   Capstone Turbine Corp. (a)..................................      224,900
    25,000   Cinergy Corp. ..............................................      873,750
    15,306   Dominion Resources, Inc. ...................................      920,372
    30,000   DQE, Inc. ..................................................      675,000
    13,095   DTE Energy Co. .............................................      608,132
    52,800   Duke Energy Corp. ..........................................    2,059,728
    35,000   Energy East Corp. ..........................................      731,850
    17,600   Enron Corp. ................................................      862,400
    47,250   Exelon Corp. ...............................................    3,029,670
    43,000   FirstEnergy Corp. ..........................................    1,382,880
    12,600   FPL Group, Inc. ............................................      758,646
    20,000   GPU, Inc. ..................................................      703,000
    37,900   Mirant Corp. (a)............................................    1,303,760
    20,000   Montana Power Co. ..........................................      232,000
    53,000   Niagara Mohawk Holdings Inc. (a)............................      937,570
    30,000   NiSource Inc. ..............................................      819,900
    30,000   Northeast Utilities.........................................      622,500
    14,766   NSTAR.......................................................      628,441
     6,100   Peabody Energy Corp. (a)....................................      199,775
    25,000   Pinnacle West Capital Corp. ................................    1,185,000
    24,000   PPL Corp. ..................................................    1,320,000
    25,300   Public Service Enterprise Group, Inc. ......................    1,237,170
    30,000   SCANA Corp. ................................................      852,000
    45,500   Sierra Pacific Resources....................................      727,545
    25,300   TXU Corp. ..................................................    1,219,207
    65,750   Xcel Energy, Inc. ..........................................    1,870,588
--------------------------------------------------------------------------------------
                                                                            31,237,452
--------------------------------------------------------------------------------------
NATURAL GAS -- 18.8%
    37,900   Dynegy Inc., Class A Shares.................................    1,762,350
    27,800   Energen Corp. ..............................................      767,280
    27,880   El Paso Corp. ..............................................    1,464,815
    12,000   KeySpan Corp. ..............................................      437,760
    21,000   National Fuel Gas Co. ......................................    1,091,790
    45,000   NRG Energy, Inc. (a)........................................      993,600
    50,600   Sempra Energy...............................................    1,383,404
    44,200   Southwest Gas Corp. ........................................    1,046,656
    26,000   The Williams Cos., Inc. ....................................      856,700
--------------------------------------------------------------------------------------
                                                                             9,804,355
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TELEPHONE -- 11.6%
    27,359   AT&T Corp. .................................................  $   601,910
    31,600   AT&T Wireless Group (a).....................................      516,660
    17,000   Qwest Communications International Inc. ....................      541,790
    25,000   SBC Communications Inc. ....................................    1,001,500
    24,000   Sprint Corp. ...............................................      512,640
    15,000   Time Warner Telecom Inc. -- Class A Shares (a)..............      502,800
    28,100   Verizon Communications Inc. ................................    1,503,350
    21,382   Williams Communications Group, Inc. (a).....................       63,078
     2,024   Worldcom, Inc. -- MCI Group.................................       32,586
    50,600   Worldcom, Inc. -- Worldcom Group (a)........................      756,975
--------------------------------------------------------------------------------------
                                                                             6,033,289
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $39,385,323)....................   47,075,096
--------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(b)                       SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.8%
---------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.4%
$  200,000     A-         Arizona Public Service Co., 7.250% due 8/1/23...............      184,250
---------------------------------------------------------------------------------------------------
TELEPHONE -- 0.4%
   230,000     A-         MCI Communication Corp., 7.750% due 3/23/25.................      211,313
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS (Cost -- $405,527)....................      395,563
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.0%
 4,745,000                CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                            maturity -- $4,746,566; (Fully collateralized by U.S.
                            Treasury Notes, 6.500% due 8/31/01;
                            Market value -- $4,840,832) (Cost -- $4,745,000)..........    4,745,000
---------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100% (Cost -- $44,535,850**)...........  $52,215,659
---------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard and Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 48 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $111,927,430        $73,250,742       $44,535,850
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $111,594,788        $85,047,074       $52,215,659
  Dividends and interest receivable....................          931,458             59,205            90,738
  Cash.................................................              498                587               236
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      112,526,744         85,106,866        52,306,633
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        5,046,875                 --                --
  Investment advisory fees payable.....................           27,947             41,718            26,677
  Administration fees payable..........................            5,154              4,074             2,517
  Accrued expenses.....................................           23,143             31,567            25,694
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        5,103,119             77,359            54,888
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $107,423,625        $85,029,507       $52,251,745
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $102,926,763        $73,616,934       $41,148,601
  Undistributed net investment income..................        7,397,328            565,575         1,403,483
  Accumulated net realized gain (loss) from security
     transactions......................................       (2,567,824)          (949,334)        2,019,852
  Net unrealized appreciation (depreciation) of
     investments.......................................         (332,642)        11,796,332         7,679,809
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $107,423,625        $85,029,507       $52,251,745
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        8,693,007          3,231,646         2,847,733
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.36             $26.31            $18.35
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $  3,266,110        $   146,299       $   176,952
  Dividends..............................................             --            379,958           573,899
  Less: Foreign withholding tax..........................             --             (6,650)               --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................      3,266,110            519,607           750,851
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2).......................        168,015            250,540           164,932
  Administration fee (Note 2)............................         30,952             24,612            15,224
  Audit and legal........................................         11,697              9,867             9,703
  Shareholder and system servicing fees..................          7,891              7,770             7,398
  Custody................................................          2,317              2,578             1,474
  Shareholder communications.............................          1,973              1,813             1,035
  Trustees' fees.........................................          1,973              1,967             1,973
  Pricing service fees...................................            938                 --                99
  Other..................................................          1,902                521               501
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        227,658            299,668           202,339
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................      3,038,452            219,939           548,512
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.................................    167,270,339          3,700,231         1,353,158
     Cost of securities sold.............................    167,652,138          3,798,598         1,507,520
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS......................................       (381,799)           (98,367)         (154,362)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period.................................      1,301,929         19,228,383        10,468,870
     End of period.......................................       (332,642)        11,796,332         7,679,809
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...     (1,634,571)        (7,432,051)       (2,789,061)
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS..................................     (2,016,370)        (7,530,418)       (2,943,423)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   $  1,022,082        $(7,310,479)      $(2,394,911)
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,038,452        $   219,939       $   548,512
  Net realized loss................................       (381,799)           (98,367)         (154,362)
  Change in net unrealized depreciation............     (1,634,571)        (7,432,051)       (2,789,061)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................      1,022,082         (7,310,479)       (2,394,911)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     30,273,125         13,116,476        10,214,590
  Cost of shares reacquired........................    (14,841,539)        (1,960,335)       (4,024,309)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     15,431,586         11,156,141         6,190,281
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     16,453,668          3,845,662         3,795,370
NET ASSETS:
  Beginning of period..............................     90,969,957         81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................   $107,423,625        $85,029,507       $52,251,745
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $7,397,328           $565,575        $1,403,483
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       U.S. GOVERNMENT   SOCIAL AWARENESS
                                                         SECURITIES           STOCK           UTILITIES
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................   $  4,461,898       $   345,825       $   855,300
  Net realized gain (loss)...........................        688,169          (763,694)        2,258,147
  Change in net unrealized appreciation
     (depreciation)..................................      4,561,020           (91,892)        4,526,028
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................      9,711,087          (509,761)        7,639,475
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................     (3,702,667)         (378,231)         (823,875)
  Net realized gains.................................             --          (843,976)          (53,040)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...................     (3,702,667)       (1,222,207)         (876,915)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...................     37,854,892        18,903,761        16,435,486
  Net asset value of shares issued for
     reinvestment of dividends.......................      3,702,667         1,222,207           876,915
  Cost of shares reacquired..........................    (18,218,713)       (5,448,872)       (7,031,666)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.........................     23,338,846        14,677,096        10,280,735
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............................     29,347,266        12,945,128        17,043,295
NET ASSETS:
  Beginning of year..................................     61,622,691        68,238,717        31,413,080
--------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................................   $ 90,969,957       $81,183,845       $48,456,375
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:...     $4,358,876          $345,636          $854,971
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, MFS Value, formerly known as NWQ Large Cap, Jurika & Voyles Core Equity and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and advisor to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3257% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBFM. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $1,585.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $190,692,174   $16,340,701   $11,143,608
------------------------------------------------------------------------------------------------------
Sales.......................................................   167,270,339     3,700,231     1,353,158
------------------------------------------------------------------------------------------------------

     At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                USGS          SAS        UTILITIES
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 497,607   $16,194,010   $10,771,798
Gross unrealized depreciation...............................   (830,249)   (4,397,678)   (3,091,989)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(332,642)  $11,796,332   $ 7,679,809
---------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Portfolios did not hold any futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, USGS held TBA securities with a total cost of $5,046,875.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2001     DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     2,449,967           3,246,763
Shares issued on reinvestment...............................            --             330,595
Shares reacquired...........................................    (1,200,577)         (1,585,139)
-------------------------------------------------------------------------------------------------
Net Increase................................................     1,249,390           1,992,219
-------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       480,761             649,867
Shares issued on reinvestment...............................            --              43,051
Shares reacquired...........................................       (72,274)           (188,862)
-------------------------------------------------------------------------------------------------
Net Increase................................................       408,487             504,056
-------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       545,277             912,236
Shares issued on reinvestment...............................            --              52,890
Shares reacquired...........................................      (219,136)           (417,997)
-------------------------------------------------------------------------------------------------
Net Increase................................................       326,141             547,129
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, USGS and SAS had, for Federal income tax purposes approximately $1,979,000 and $774,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                       2007        2008
----------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $1,979,000         --
Social Awareness Stock Portfolio............................         --   $774,000
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO     2001(1)(2)    2000(2)     1999(2)       1998         1997         1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $12.22     $ 11.30      $11.80       $11.65       $10.86       $12.43
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................       0.36        0.74        0.68         0.49         0.58         0.68
  Net realized and unrealized gain
     (loss)............................      (0.22)       0.84       (1.18)        0.70         0.79        (0.52)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....       0.14        1.58       (0.50)        1.19         1.37         0.16
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income................         --       (0.66)      (0.00)*      (0.50)       (0.58)       (1.55)
  Net realized gains...................         --          --          --        (0.54)          --        (0.18)
-----------------------------------------------------------------------------------------------------------------
Total Distributions....................         --       (0.66)      (0.00)*      (1.04)       (0.58)       (1.73)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........     $12.36      $12.22      $11.30       $11.80       $11.65       $10.86
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................       1.15%++    14.53%      (4.23)%      10.20%       12.62%        1.46%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......   $107,424     $90,970     $61,623      $66,454      $35,279      $26,009
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..........................       0.45%+      0.48%       0.48%        0.45%        0.49%        0.62%
  Net investment income................       5.94+       6.46        5.97         5.31         6.10         5.68
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        168%        289%        164%         349%         208%         501%
-----------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO        2001(1)(2)     2000(2)     1999(2)       1998         1997         1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $28.76        $29.42      $25.92       $20.06       $15.76       $14.32
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(5)............      0.07          0.14        0.13         0.10         0.15         0.31
  Net realized and unrealized gain
     (loss)...........................     (2.52)        (0.29)       3.93         6.30         4.15         2.42
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (2.45)        (0.15)       4.06         6.40         4.30         2.73
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income...............        --         (0.16)      (0.09)       (0.12)          --        (0.43)
  Net realized gains..................        --         (0.35)      (0.47)       (0.42)          --        (0.86)
-----------------------------------------------------------------------------------------------------------------
Total Distributions...................        --         (0.51)      (0.56)       (0.54)          --        (1.29)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $26.31        $28.76      $29.42       $25.92       $20.06       $15.76
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (8.52)%++     (0.49)%     15.84%       32.27%       27.28%       19.98%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....   $85,030       $81,184     $68,239      $39,482      $21,013      $11,040
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5).........................      0.74%+        0.75%       0.80%        0.84%        0.98%        1.25%
  Net investment income...............      0.54+         0.48        0.69         0.63         0.97         0.43
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         5%           33%         12%          14%          19%          26%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) For the year ended December 31, 1996, Travelers Insurance reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                       2001(1)(2)      2000(2)      1999(2)       1998         1997         1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $19.22         $15.91       $17.18       $15.29       $12.22       $12.85
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.................      0.20           0.43         0.41         0.37         0.46         0.47
  Net realized and unrealized gain
     (loss).............................     (1.07)          3.36        (0.36)        2.33         2.63         0.47
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....     (0.87)          3.79         0.05         2.70         3.09         0.94
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.................        --          (0.45)       (0.40)       (0.42)       (0.01)       (0.84)
  Net realized gains....................        --          (0.03)       (0.92)       (0.39)       (0.01)       (0.73)
---------------------------------------------------------------------------------------------------------------------
Total Distributions.....................        --          (0.48)       (1.32)       (0.81)       (0.02)       (1.57)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $18.35         $19.22       $15.91       $17.18       $15.29       $12.22
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................     (4.53)%++      24.26%       (0.08)%      18.21%       25.29%        7.47%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $52,252        $48,456      $31,413      $32,909      $21,413      $18,214
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................      0.81%+         0.84%        0.88%        0.80%        1.06%        1.07%
  Net investment income.................      2.18+          2.47         2.41         3.06         3.58         3.88
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................         3%            22%          10%          51%          68%          39%
---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                     (This page intentionally left blank.)

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-01)